UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/24

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by portfolio managers James Stavena, Torrey Zaches, and Dimitri Curtil of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period from November 1, 2023, to April 30, 2024, the BNY Mellon Dynamic Total Return Fund (the “fund”) produced a total return of 9.38% for Class A shares, 8.99% for Class C shares, 9.54% for Class I shares and 9.57% for Class Y shares.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, FTSE World Government Bond Index and a “Hybrid Index” (comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index) returned 2.77%, 20.29%, 3.87% and 13.52%, respectively.2,3,4,5

The fund delivered a positive total return over the reporting period, outperforming the FTSE Three-Month U.S. Treasury Bill Index but underperforming the Hybrid Index. Performance benefited from exposure to stocks and commodities.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and to fixed-income securities. The fund may invest in instruments that provide economic exposure to developed- and, to a limited extent, emerging-markets issuers.

The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s sub-adviser, Newton Investment Management North America, LLC, applies a systematic investment approach designed to identify and exploit relative misvaluations across and within global capital markets. The sub-adviser updates, monitors and follows buy or sell recommendations using proprietary investment models. Among equity markets, the fund’s sub-adviser employs a bottom-up valuation approach using its proprietary models to derive market-level expected returns. For bond markets, the fund’s sub-adviser uses proprietary models to identify temporary mispricing among global bond markets. For currency markets, the fund’s sub-adviser evaluates currencies on a relative valuation basis and overweights exposure to currencies that are undervalued. For commodities, the fund’s sub-adviser seeks to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

2

Markets Perform Well Despite Disappointing Inflation Data

Global equities performed well due to lower inflation, anticipated rate cuts and the narrative surrounding the development of artificial intelligence (“AI”). However, in April, global markets fell due to higher monthly inflation data and delayed interest-rate cuts.

The U.S. Federal Reserve’s (the “Fed”) preferred measure of inflation, the core personal consumption expenditure (“core PCE”) index, which excludes food and energy prices, rose 3.2% year over year in November 2023 but edged down over the period. But higher-than-expected consumer price index (“CPI”) and Producer Price Index (“PPI”) data in February created expectations that inflation was not yet beaten and that rate cuts might be delayed.

Taking the “stickiness” of inflation into consideration, the Fed decided in March to leave the federal funds target rate at 5.00%−5.25%. Data released in April showed that the overall PCE edged up in March year over year, further stoking concerns that the Fed’s effort to rein in inflation could take longer than expected.

The U.S. economy remained strong, however, helped by robust consumer spending. After expanding by 4.9% in the third quarter, economic expansion continued at an above-trend rate of 3.4% in the fourth quarter. Growth in the first quarter of 2024 moderated, coming in at 1.6%.

Markets generally shrugged off geopolitical developments, especially those in the Middle East. Nevertheless, the possibility that the conflict between Israel and Hamas could widen, potentially disrupting oil shipments and leading to higher energy prices and inflation, influenced investor expectations regarding the likelihood of interest-rate cuts.

But stocks continued to rise in 2024, supported by strong economic data. The yield curve remained inverted, however, with the two-year Treasury yield exceeding that on the 10-year Treasury, as it has since July 2022. This suggested that the much-anticipated recession was not off the table.

Late in the reporting period, stocks were hampered by a concern that a resurgence in inflation would mean that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations. Investors believed the Fed would want to avoid appearances of political favoritism, potentially delaying rate cuts further.

Exposure to Equities and Commodities Benefited Performance

Exposures in the fund offer investors access to a broad, global investment universe (global equities, global fixed income, currencies, commodities and volatility) with dynamic, active long/short exposures.

The fund outperformed three-month Treasuries, with the leading contributors including directional macro and value components. Directional macro added 523 basis points (bps), while the commodity long/short component added 230 bps. In addition, the equity index long/short component contributed 206 bps.

Three relative value components of the fund detracted modestly from performance. Active volatility reduced the fund’s returns by 34 bps, while the cross-asset trend component detracted by 27 bps, and the opportunistic component subtracted 4 bps.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Positioned for Weak Growth, Continued Inflation

We continue to see opportunities in long and short (relative-value) return-seeking active strategies. On directional views, we continue to have modest global equity exposure, given current valuations, a lower estimated equity risk premium and a poor outlook for earnings outside the U.S. As for the bond market, we also retain modest exposure to sovereign debt, given generally unattractive term premia. As global inflation appears stickier than anticipated, central banks may push back on anticipated rates cuts, and this has caused yields at the long end of the curve to rise. For U.S. consumer price inflation (“CPI”), we forecast 3% for the next 12 months; this is higher than the Fed’s projection and a bit above consensus.

May 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser pursuant to an agreement in effect through March 1, 2025, at which time it may be extended, terminated, or modified.

The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc., by the subsidiary.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign, fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-markets countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-markets countries.

Commodities contain heightened risk including market, political, regulatory and natural conditions, and may not be appropriate for all investors. Derivatives and commodity-linked derivatives involve risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.24	$11.12	$5.94	$5.94
Ending value (after expenses)	$1,093.80	$1,089.90	$1,095.40	$1,095.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.97	$10.72	$5.72	$5.72
Ending value (after expenses)	$1,017.95	$1,014.22	$1,019.19	$1,019.19
†

Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.14% for Class C, 1.14% for Class I and 1.14% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

CONSOLIDATED STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description			Shares		Value ($)
Exchange-Traded Funds - 4.5%
Registered Investment Companies - 4.5%
VanEck J. P. Morgan EM Local Currency Bond ETF (cost $4,329,993)			178,449		4,231,026
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .1%
Call Options - .1%
Standard & Poor's 500 E-mini June Future, Contracts 37	5,250	6/21/2024	9,712,500		54,575
Standard & Poor's 500 E-mini 3rd Week July Future, Contracts 38	5,550	7/19/2024	10,545,000		15,010
Standard & Poor's 500 E-mini 3rd Week June Future, Contracts 25	5,300	5/17/2024	6,625,000		3,625
Total Options Purchased (cost $228,956)			73,210
Description	Annualized Yield (%)	MaturityDate	Principal Amount ($)
Short-Term Investments - 73.8%
U.S. Government Securities
U.S. Treasury Bills	5.33	10/3/2024	36,944,000	[a,b]	36,120,682
U.S. Treasury Bills	5.25	8/8/2024	1,500,000	[a,b]	1,478,426
U.S. Treasury Bills	5.12	7/11/2024	32,321,400	[b]	31,986,420
Total Short-Term Investments (cost $69,608,166)			69,585,528
	1-Day Yield (%)		Shares
Investment Companies - 10.9%
Registered Investment Companies - 10.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,315,267)	5.41		10,315,267	[c]	10,315,267
Total Investments (cost $84,482,382)			89.3%	84,205,031
Cash and Receivables (Net)			10.7%	10,074,096
Net Assets			100.0%	94,279,127

ETF—Exchange-Traded Fund

a These securities are wholly-owned by the Subsidiary referenced in Note 1.

b Security is a discount security. Income is recognized through the accretion of discount.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

6

Portfolio Summary (Unaudited) †	Value (%)
Government	73.8
Investment Companies	15.4
Options Purchased	.1
89.3

† Based on net assets.

See notes to consolidated financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - 10.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 10.9%	12,309,755	41,069,665	(43,064,153)	10,315,267	271,487

† Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
	91	6/21/2024	23,399,392	23,054,850	(344,542)
ASX SPI 200	21	6/20/2024	2,621,529[a]	2,613,630	(7,899)
Australian 10 Year Bond	244	6/17/2024	18,264,317[a]	17,786,925	(477,392)
Brent Crude	8	8/30/2024	675,532[b]	673,840	(1,692)
Brent Crude	2	9/30/2024	170,374[b]	167,220	(3,154)
Cocoa	2	9/13/2024	219,821[b]	176,100	(43,721)
Coffee "C"	17	9/18/2024	1,410,639[b]	1,369,350	(41,289)
Cotton No.2	5	12/6/2024	205,429[b]	192,075	(13,354)
Cotton No.2	9	7/9/2024	429,644[b]	352,935	(76,709)
Crude Oil	4	8/20/2024	324,972[b]	319,640	(5,332)
Crude Soybean Oil	6	12/13/2024	172,614[b]	158,616	(13,998)
DJ Euro Stoxx 50	9	6/21/2024	475,497[a]	470,347	(5,150)
Gasoline	9	8/30/2024	957,767[b]	959,364	1,597
Gold 100 oz	1	6/26/2024	235,473[b]	230,290	(5,183)
Gold 100 oz	6	8/28/2024	1,397,481[b]	1,394,820	(2,661)
Hang Seng	29	5/30/2024	3,174,764[a]	3,284,358	109,594
IBEX 35 Index	59	5/17/2024	6,688,298[a]	6,831,366	143,068

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long (continued)
Japanese 10 Year Mini Bond	219	6/12/2024	20,191,419[a]	20,062,213	(129,206)
Lean Hog	1	8/14/2024	42,787[b]	41,360	(1,427)
Lean Hog	6	10/14/2024	213,250[b]	205,440	(7,810)
Live Cattle	2	8/30/2024	137,545[b]	138,480	935
Live Cattle	5	10/31/2024	350,977[b]	354,100	3,123
LME Primary Aluminum	9	9/18/2024	607,124[b]	587,113	(20,011)
LME Primary Aluminum	48	6/19/2024	2,804,202[b]	3,093,636	289,434
LME Primary Aluminum	4	5/15/2024	230,034[b]	256,569	26,535
LME Primary Aluminum	3	7/17/2024	184,921[b]	194,201	9,280
LME Primary Nickel	3	6/19/2024	312,165[b]	345,042	32,877
LME Primary Nickel	1	7/17/2024	106,896[b]	115,386	8,490
LME Primary Nickel	1	5/15/2024	102,387[b]	114,612	12,225
LME Refined Pig Lead	4	5/15/2024	207,351[b]	218,941	11,590
LME Refined Pig Lead	4	6/19/2024	205,912[b]	220,841	14,929
LME Refined Pig Lead	4	9/18/2024	214,162[b]	223,260	9,098
LME Refined Pig Lead	4	7/17/2024	216,937[b]	221,826	4,889
LME Zinc	3	6/19/2024	189,221[b]	218,762	29,541
LME Zinc	2	5/15/2024	125,732[b]	146,241	20,509
LME Zinc	2	9/18/2024	130,906[b]	146,750	15,844
LME Zinc	3	7/17/2024	204,520[b]	219,559	15,039
Low Sulphur Gas oil	9	8/12/2024	728,914[b]	701,100	(27,814)
Low Sulphur Gas oil	2	9/12/2024	162,779[b]	156,100	(6,679)
NY Harbor ULSD	5	8/30/2024	543,519[b]	536,781	(6,738)
Platinum	10	7/29/2024	482,437[b]	474,100	(8,337)
Silver	3	7/29/2024	397,756[b]	399,810	2,054
Soybean	4	11/14/2024	236,900[b]	231,900	(5,000)
Soybean Meal	78	8/14/2024	2,671,820[b]	2,747,940	76,120
Soybean Meal	6	12/13/2024	208,457[b]	213,000	4,543
U.S. Treasury 10 Year Notes	124	6/18/2024	13,339,167	13,322,250	(16,917)
Futures Short
CAC 40 10 Euro	90	5/17/2024	7,569,009[a]	7,641,099	(72,090)
Canadian 10 Year Bond	177	6/19/2024	15,314,726[a]	15,041,754	272,972
Chicago SRW Wheat	38	9/13/2024	1,101,154[b]	1,182,275	(81,121)
Copper	5	7/29/2024	514,234[b]	570,563	(56,329)
Corn No.2 Yellow	86	9/13/2024	1,939,458[b]	1,959,725	(20,267)
Crude Soybean Oil	20	8/14/2024	596,947[b]	519,840	77,107
DAX	5	6/21/2024	2,441,821[a]	2,413,873	27,948

8

Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Euro-Bond	134	6/6/2024	18,873,096[a]	18,602,064	271,032
FTSE 100	60	6/21/2024	6,061,653[a]	6,116,672	(55,019)
FTSE/MIB Index	18	6/21/2024	3,226,644[a]	3,218,280	8,364
Hard Red Winter Wheat	9	9/13/2024	264,554[b]	291,600	(27,046)
LME Primary Aluminum	4	5/15/2024	238,575[b]	256,569	(17,994)
LME Primary Aluminum	20	9/18/2024	1,229,690[b]	1,304,695	(75,005)
LME Primary Aluminum	48	6/19/2024	2,735,038[b]	3,093,636	(358,598)
LME Primary Nickel	1	5/15/2024	106,101[b]	114,612	(8,511)
LME Primary Nickel	2	9/18/2024	210,318[b]	232,314	(21,996)
LME Primary Nickel	3	6/19/2024	295,893[b]	345,042	(49,149)
LME Refined Pig Lead	4	5/15/2024	211,911[b]	218,941	(7,030)
LME Refined Pig Lead	4	6/19/2024	211,088[b]	220,841	(9,753)
LME Zinc	2	5/15/2024	131,844[b]	146,241	(14,397)
LME Zinc	3	6/19/2024	192,122[b]	218,762	(26,640)
Long Gilt	21	6/26/2024	2,529,778[a]	2,513,320	16,458
Natural Gas	24	8/28/2024	570,435[b]	589,920	(19,485)
NYMEX Palladium	3	9/26/2024	285,349[b]	288,240	(2,891)
S&P/Toronto Stock Exchange 60 Index	16	6/20/2024	3,055,625[a]	3,034,613	21,012
Soybean	35	8/14/2024	2,073,049[b]	2,039,625	33,424
Sugar No.11	6	9/30/2024	130,912[b]	130,771	141
Topix	5	6/13/2024	862,139[a]	870,875	(8,736)
Gross Unrealized Appreciation				1,569,772
Gross Unrealized Depreciation				(2,204,072)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
British Pound	720,000	United States Dollar	897,676	6/20/2024	2,241
New Zealand Dollar	8,472,817	United States Dollar	5,200,785	6/20/2024	(208,183)
Euro	3,692,000	United States Dollar	3,995,058	6/20/2024	(46,585)

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc. (continued)
United States Dollar	10,488,423	Swiss Franc	9,167,941	6/20/2024	457,633
United States Dollar	4,928,709	Australian Dollar	7,463,874	6/20/2024	86,253
United States Dollar	3,068,409	Czech Koruna	71,011,000	6/20/2024	54,806
Malaysian Ringgit	527,000	United States Dollar	112,256	6/20/2024	(1,471)
Mexican Peso	185,569,000	United States Dollar	10,959,765	6/20/2024	(214,859)
Israeli Shekel	2,278,000	United States Dollar	634,658	6/20/2024	(24,455)
United States Dollar	660,902	Israeli Shekel	2,485,000	6/20/2024	(4,750)
United States Dollar	1,064,246	Japanese Yen	155,462,000	6/20/2024	70,840
Citigroup Global Markets, Inc.
Euro	700,000	United States Dollar	765,243	6/20/2024	(16,616)
United States Dollar	1,552,913	Euro	1,456,000	6/20/2024	(4,231)
Indonesian Rupiah	62,072,767,000	United States Dollar	3,852,279	6/20/2024	(39,670)
United States Dollar	1,072,039	Australian Dollar	1,666,000	6/20/2024	(8,838)
South African Rand	50,644,000	United States Dollar	2,681,562	6/20/2024	(1,830)
United States Dollar	1,383,173	New Zealand Dollar	2,344,000	6/20/2024	1,973
British Pound	3,710,000	United States Dollar	4,651,683	6/20/2024	(14,612)
United States Dollar	5,134,652	British Pound	4,072,000	6/20/2024	45,123
Indian Rupee	7,053,000	United States Dollar	84,230	6/20/2024	154
United States Dollar	2,293,654	Indian Rupee	191,170,000	6/20/2024	6,441
Swiss Franc	1,140,000	United States Dollar	1,260,403	6/20/2024	(13,111)
United States Dollar	1,006,289	Swiss Franc	915,000	6/20/2024	5,173
Philippine Peso	5,735,000	United States Dollar	101,593	6/20/2024	(2,435)
United States Dollar	65,239	Philippine Peso	3,657,000	6/20/2024	2,010
South Korean Won	849,900,000	United States Dollar	640,937	6/20/2024	(24,367)

10

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets, Inc. (continued)
United States Dollar	13,345,331	South Korean Won	17,571,263,000	6/20/2024	598,060
United States Dollar	428,858	Mexican Peso	7,188,000	6/20/2024	12,655
Japanese Yen	473,485,000	United States Dollar	3,165,594	6/20/2024	(140,013)
United States Dollar	186,809	Japanese Yen	28,391,000	6/20/2024	5,390
Brazilian Real	1,213,000	United States Dollar	239,250	6/20/2024	(6,794)
United States Dollar	121,216	Japanese Yen	18,115,000	6/20/2024	5,461
Canadian Dollar	1,330,000	United States Dollar	969,672	6/20/2024	(2,743)
United States Dollar	1,566,816	Canadian Dollar	2,121,000	6/20/2024	24,819
United States Dollar	1,039,386	Norwegian Krone	11,314,000	6/20/2024	19,566
Swedish Krona	8,302,000	United States Dollar	772,540	6/20/2024	(17,466)
Goldman Sachs & Co. LLC
British Pound	837,000	United States Dollar	1,049,153	6/20/2024	(3,000)
United States Dollar	11,747,376	Israeli Shekel	42,754,000	6/20/2024	294,949
Swiss Franc	160,000	United States Dollar	176,752	6/20/2024	(1,693)
Euro	2,998,000	United States Dollar	3,218,406	6/20/2024	(12,143)
United States Dollar	413,311	Mexican Peso	7,024,000	6/20/2024	6,604
Philippine Peso	169,903,000	United States Dollar	3,037,612	6/20/2024	(99,994)
Czech Koruna	3,541,000	United States Dollar	152,299	6/20/2024	(2,024)
Swedish Krona	4,396,000	United States Dollar	403,366	6/20/2024	(3,546)
United States Dollar	487,270	Swedish Krona	5,143,000	6/20/2024	19,510
United States Dollar	208,386	Norwegian Krone	2,286,000	6/20/2024	2,331
Brazilian Real	349,000	United States Dollar	66,162	6/20/2024	720
Canadian Dollar	1,164,000	United States Dollar	852,882	6/20/2024	(6,638)
United States Dollar	1,358,605	Canadian Dollar	1,856,000	6/20/2024	9,267

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
United States Dollar	122,609	South Korean Won	168,072,000	6/20/2024	679
United States Dollar	184,811	Hungarian Forint	67,754,000	6/20/2024	551
Indian Rupee	40,051,000	United States Dollar	480,372	6/20/2024	(1,190)
United States Dollar	1,982,264	Polish Zloty	7,814,000	6/20/2024	57,109
Chilean Peso	71,238,000	United States Dollar	72,979	6/21/2024	1,188
United States Dollar	181,116	Chilean Peso	176,859,000	6/21/2024	(3,014)
Japanese Yen	267,073,000	United States Dollar	1,745,517	6/20/2024	(38,914)
United States Dollar	4,049,031	Japanese Yen	628,017,000	6/20/2024	35,987
Australian Dollar	641,000	United States Dollar	419,496	6/20/2024	(3,624)
HSBC Securities (USA), Inc.
United States Dollar	150,071	Euro	138,000	6/20/2024	2,485
United States Dollar	84,971	British Pound	68,000	6/20/2024	(21)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
South Korean Won	758,053,000	United States Dollar	563,650	6/20/2024	(13,712)
United States Dollar	435,431	South Korean Won	590,370,000	6/20/2024	7,140
Czech Koruna	2,829,000	United States Dollar	120,871	6/20/2024	(812)
United States Dollar	1,015,165	Czech Koruna	23,860,000	6/20/2024	2,581
United States Dollar	492,964	Brazilian Real	2,479,000	6/20/2024	17,894
Euro	336,635	United States Dollar	367,901	6/20/2024	(7,881)
United States Dollar	3,257,044	Euro	3,036,000	6/20/2024	10,141
Indonesian Rupiah	55,933,938,000	United States Dollar	3,574,739	6/20/2024	(139,187)
South African Rand	2,804,000	United States Dollar	146,745	6/20/2024	1,623
United States Dollar	149,594	South African Rand	2,858,000	6/20/2024	(1,632)
Swiss Franc	425,000	United States Dollar	473,271	6/20/2024	(8,272)

12

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Merrill Lynch, Pierce, Fenner & Smith, Inc. (continued)
Israeli Shekel	2,893,000	United States Dollar	791,967	6/20/2024	(17,025)
United States Dollar	516,241	Israeli Shekel	1,954,000	6/20/2024	(7,173)
Polish Zloty	1,970,000	United States Dollar	495,187	6/20/2024	(9,833)
United States Dollar	82,688	Polish Zloty	325,000	6/20/2024	2,617
British Pound	1,078,000	United States Dollar	1,355,083	6/20/2024	(7,708)
Philippine Peso	30,738,000	United States Dollar	534,760	6/20/2024	(3,301)
Swedish Krona	2,381,000	United States Dollar	222,878	6/20/2024	(6,324)
United States Dollar	577,250	Hungarian Forint	212,051,000	6/20/2024	569
Morgan Stanley & Co. LLC
Hungarian Forint	980,028,000	United States Dollar	2,681,383	6/20/2024	(16,158)
United States Dollar	225,437	Hungarian Forint	81,697,000	6/20/2024	3,259
Philippine Peso	33,224,000	United States Dollar	593,622	6/20/2024	(19,180)
Norwegian Krone	25,096,218	United States Dollar	2,362,808	6/20/2024	(100,689)
United States Dollar	1,065,108	Norwegian Krone	11,579,000	6/20/2024	21,402
Indonesian Rupiah	836,748,000	United States Dollar	53,093	6/20/2024	(1,699)
Canadian Dollar	852,987	United States Dollar	620,956	6/20/2024	(823)
United States Dollar	203,132	New Zealand Dollar	342,000	6/20/2024	1,609
United States Dollar	489,957	Chilean Peso	464,564,000	6/21/2024	6,295
Australian Dollar	535,000	United States Dollar	352,888	6/20/2024	(5,788)
United States Dollar	1,636,479	Australian Dollar	2,499,000	6/20/2024	15,163
United States Dollar	2,166,001	Euro	1,992,000	6/20/2024	35,622
United States Dollar	463,485	Israeli Shekel	1,714,000	6/20/2024	4,359
British Pound	237,000	United States Dollar	300,288	6/20/2024	(4,065)
United States Dollar	529,235	British Pound	415,349	6/20/2024	10,097

13

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
Japanese Yen	264,815,015	United States Dollar	1,804,938	6/20/2024	(112,764)
United States Dollar	295,977	Japanese Yen	44,393,000	6/20/2024	12,305
Mexican Peso	1,942,000	United States Dollar	116,008	6/20/2024	(3,561)
United States Dollar	185,181	Mexican Peso	3,155,000	6/20/2024	2,499
Malaysian Ringgit	1,650,000	United States Dollar	349,278	6/20/2024	(2,417)
United States Dollar	14,812,784	Malaysian Ringgit	69,218,000	6/20/2024	261,864
United States Dollar	331,898	Swiss Franc	299,000	6/20/2024	4,757
Indian Rupee	1,094,958,000	United States Dollar	13,163,000	6/20/2024	(62,609)
Brazilian Real	16,752,000	United States Dollar	3,333,201	6/20/2024	(122,888)
Swedish Krona	9,175,000	United States Dollar	841,702	6/20/2024	(7,228)
United States Dollar	1,762,622	Swedish Krona	18,605,915	6/20/2024	70,399
United States Dollar	80,760	South Korean Won	108,881,000	6/20/2024	1,771
South African Rand	1,641,000	United States Dollar	88,281	6/20/2024	(1,451)
United States Dollar	74,771	South African Rand	1,419,000	6/20/2024	(313)
RBC Capital Markets, LLC
United States Dollar	473,065	New Zealand Dollar	793,000	6/20/2024	5,790
United States Dollar	102,349	British Pound	81,000	6/20/2024	1,108
United States Dollar	264,335	Swiss Franc	236,000	6/20/2024	6,124
United States Dollar	1,636,088	Euro	1,514,000	6/20/2024	16,915
United States Dollar	66,299	Polish Zloty	271,000	6/20/2024	(468)
Mexican Peso	5,330,000	United States Dollar	310,629	6/20/2024	(2,009)
United States Dollar	230,616	Norwegian Krone	2,473,000	6/20/2024	7,705
United States Dollar	256,124	Australian Dollar	395,000	6/20/2024	(146)
Swedish Krona	4,832,000	United States Dollar	458,966	6/20/2024	(19,492)

14

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBC Capital Markets, LLC (continued)
United States Dollar	265,186	Swedish Krona	2,852,000	6/20/2024	5,794
United States Dollar	973,866	Canadian Dollar	1,325,000	6/20/2024	10,572
Standard Chartered Securities
United States Dollar	215,078	Japanese Yen	32,603,000	6/20/2024	6,744
United States Dollar	250,240	Euro	233,000	6/20/2024	1,054
United States Dollar	75,989	New Zealand Dollar	128,000	6/20/2024	565
United States Dollar	1,035,885	Swiss Franc	924,000	6/20/2024	24,922
Gross Unrealized Appreciation					2,411,237
Gross Unrealized Depreciation					(1,675,438)

See notes to consolidated financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
3 Month BAEISH20 Index	USD 3 Month Fixed at 0.00%	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1/29/25	24,462,269	10,806
USD - ABGS 1204 at Maturity	USD 1 Month Fixed at 0.21%	Goldman Sachs & Co. LLC	3/27/25	23,858,913	118,048
Gross Unrealized Appreciation					128,854

USD—United States Dollar

BAEISH2O INDEX—Bank of America Shore 2D Index Series O

ABGS1204—Goldman Sachs Commodity Strategy 1204

See notes to consolidated financial statements.

Custom Basket
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
BAEISH20 Index
Cash:
USD			32,505,032	32,505,032	132.9%
Futures:
S&P 500 E-mini			(1,581)	(8,011,909)	-32.8%

15

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Custom Basket (continued)
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
BAEISH20 Index (continued)
Options:
S&P 500 Index Weekly Put	4,960	05/01/24	(966)	(1,860)	0.0%
S&P 500 Index Weekly Put	4,965	05/01/24	(966)	(2,150)	0.0%
S&P 500 Index Weekly Put	4,970	05/01/24	(1,445)	(4,264)	0.0%
S&P 500 Index Weekly Put	4,975	05/01/24	(1,445)	(5,276)	0.0%
S&P 500 Index Weekly Put	4,980	05/01/24	(1,445)	(6,721)	0.0%
S&P 500 Index Weekly Put	4,985	05/01/24	(479)	(2,515)	0.0%
S&P 500 Index Weekly Put	4,990	05/01/24	(479)	(3,090)	0.0%
S&P 500 Index Weekly Put	4,920	05/02/24	(483)	(737)	0.0%
S&P 500 Index Weekly Put	4,925	05/02/24	(483)	(858)	0.0%
S&P 500 Index Weekly Put	4,930	05/02/24	(483)	(991)	0.0%
S&P 500 Index Weekly Put	4,935	05/02/24	(483)	(1,099)	0.0%
S&P 500 Index Weekly Put	4,940	05/02/24	(483)	(1,293)	0.0%
Total Basket Value				24,462,269

See notes to consolidated financial statements.

16

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	74,167,115	73,889,764
Affiliated issuers	10,315,267	10,315,267
Cash		1,439,926
Cash denominated in foreign currency	6,786	6,653
Cash collateral held by broker—Note 4		7,733,383
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,411,237
Receivable for shares of Common Stock subscribed		435,303
Unrealized appreciation on over-the-counter swap agreements—Note 4		128,854
Dividends and interest receivable		45,827
Prepaid expenses		68,152
		96,474,366
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		52,422
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,675,438
Payable for futures variation margin—Note 4		251,506
Payable for shares of Common Stock redeemed		72,771
Payable for investment securities purchased		64,839
Directors’ fees and expenses payable		8,488
Other accrued expenses		69,775
		2,195,239
Net Assets ($)		94,279,127
Composition of Net Assets ($):
Paid-in capital		126,470,214
Total distributable earnings (loss)		(32,191,087)
Net Assets ($)		94,279,127

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	26,270,468	2,040,051	65,191,695	776,913
Shares Outstanding	1,798,113	153,747	4,302,089	51,385
Net Asset Value Per Share ($)	14.61	13.27	15.15	15.12

See notes to consolidated financial statements.

17

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Interest	2,105,827
Dividends:
Unaffiliated issuers	135,233
Affiliated issuers	271,487
Total Income	2,512,547
Expenses:
Management fee—Note 3(a)	538,015
Shareholder servicing costs—Note 3(c)	86,943
Professional fees	82,788
Subsidiary management fees—Note 3(a)	66,837
Registration fees	36,753
Directors’ fees and expenses—Note 3(d)	14,646
Prospectus and shareholders’ reports	14,493
Chief Compliance Officer fees—Note 3(c)	12,269
Distribution fees—Note 3(b)	8,913
Custodian fees—Note 3(c)	4,623
Loan commitment fees—Note 2	911
Miscellaneous	10,536
Total Expenses	877,727
Less—reduction in expenses due to undertaking—Note 3(a)	(276,335)
Less—reduction in fees due to earnings credits—Note 3(c)	(987)
Net Expenses	600,405
Net Investment Income	1,912,142
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(52,006)
Net realized gain (loss) on futures	4,611,870
Net realized gain (loss) on options transactions	1,880,376
Net realized gain (loss) on forward foreign currency exchange contracts	476,721
Net realized gain (loss) on swap agreements	(413,043)
Net Realized Gain (Loss)	6,503,918
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(119,195)
Net change in unrealized appreciation (depreciation) on futures	1,129,890
Net change in unrealized appreciation (depreciation) on options transactions	(26,077)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(683,602)
Net change in unrealized appreciation (depreciation) on swap agreements	132,900
Net Change in Unrealized Appreciation (Depreciation)	433,916
Net Realized and Unrealized Gain (Loss) on Investments	6,937,834
Net Increase in Net Assets Resulting from Operations	8,849,976

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	1,912,142	4,309,336
Net realized gain (loss) on investments	6,503,918	1,668,208
Net change in unrealized appreciation (depreciation) on investments	433,916	1,810,114
Net Increase (Decrease) in Net Assets Resulting from Operations	8,849,976	7,787,658
Distributions ($):
Distributions to shareholders:
Class A	(1,258,484)	(401,621)
Class C	(90,459)	(29,406)
Class I	(3,377,963)	(1,376,139)
Class Y	(73,012)	(384,385)
Total Distributions	(4,799,918)	(2,191,551)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,763,552	4,808,573
Class C	33,894	239,561
Class I	6,162,792	16,422,441
Class Y	42,657	262,589
Distributions reinvested:
Class A	1,098,675	324,188
Class C	89,761	29,095
Class I	2,645,881	1,137,836
Class Y	40,074	66,616
Cost of shares redeemed:
Class A	(5,360,453)	(8,779,691)
Class C	(1,329,566)	(5,314,509)
Class I	(18,846,174)	(40,345,100)
Class Y	(910,043)	(27,978,743)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(14,568,950)	(59,127,144)
Total Increase (Decrease) in Net Assets	(10,518,892)	(53,531,037)
Net Assets ($):
Beginning of Period	104,798,019	158,329,056
End of Period	94,279,127	104,798,019

19

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Capital Share Transactions (Shares):
Class Aa
Shares sold	124,994	345,315
Shares issued for distributions reinvested	80,844	23,698
Shares redeemed	(383,132)	(628,637)
Net Increase (Decrease) in Shares Outstanding	(177,294)	(259,624)
Class Ca
Shares sold	2,618	19,010
Shares issued for distributions reinvested	7,257	2,343
Shares redeemed	(104,103)	(421,902)
Net Increase (Decrease) in Shares Outstanding	(94,228)	(400,549)
Class Ib
Shares sold	418,564	1,137,230
Shares issued for distributions reinvested	187,918	80,413
Shares redeemed	(1,289,985)	(2,788,835)
Net Increase (Decrease) in Shares Outstanding	(683,503)	(1,571,192)
Class Yb
Shares sold	2,889	18,420
Shares issued for distributions reinvested	2,855	4,718
Shares redeemed	(60,834)	(1,937,478)
Net Increase (Decrease) in Shares Outstanding	(55,090)	(1,914,340)

[a]	During the period ended April 30, 2024, 28 Class C shares representing $360 were automatically converted to 25 Class A shares.
[b]	During the period ended October 31, 2023, 15,628 Class Y shares representing $224,292 were exchanged for 15,590 Class I shares.
See notes to consolidated financial statements.

20

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Six Months Ended
	April 30, 2024	Year Ended October 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	14.01	13.53	17.98	15.82	16.26	15.08
Investment Operations:
Net investment income (loss)[a]	.26	.44	(.11)	(.19)	(.02)	.15
Net realized and unrealized gain (loss) on investments	1.01	.22	(1.52)	2.35	.08	1.16
Total from Investment Operations	1.27	.66	(1.63)	2.16	.06	1.31
Distributions:
Dividends from net investment income	(.67)	(.18)	(.08)	-	(.17)	(.13)
Dividends from net realized gain on investments	-	-	(2.74)	-	(.33)	-
Total Distributions	(.67)	(.18)	(2.82)	-	(.50)	(.13)
Net asset value, end of period	14.61	14.01	13.53	17.98	15.82	16.26
Total Return (%)[b]	9.38[c]	4.94	(10.75)	13.79	.28	8.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.81	1.72	1.60	1.58	1.55
Ratio of net expenses to average net assets [e]	1.39[d]	1.40	1.40	1.42	1.44	1.44
Ratio of net investment income (loss) to average net assets	3.75[d]	3.15	(.76)	(1.12)	(.14)	.96
Portfolio Turnover Rate	2.55[c]	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	26,270	27,682	30,234	38,354	35,061	38,100

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

21

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2024	Year Ended October 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.64	12.18	16.50	14.62	15.06	13.96
Investment Operations:
Net investment income (loss)[a]	.19	.30	(.20)	(.29)	(.13)	.03
Net realized and unrealized gain (loss) on investments	.91	.21	(1.38)	2.17	.06	1.09
Total from Investment Operations	1.10	.51	(1.58)	1.88	(.07)	1.12
Distributions:
Dividends from net investment income	(.47)	(.05)	-	-	(.04)	(.02)
Dividends from net realized gain on investments	-	-	(2.74)	-	(.33)	-
Total Distributions	(.47)	(.05)	(2.74)	-	(.37)	(.02)
Net asset value, end of period	13.27	12.64	12.18	16.50	14.62	15.06
Total Return (%)[b]	8.99[c]	4.20	(11.44)	12.93	(.50)	8.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.76[d]	2.58	2.48	2.36	2.33	2.29
Ratio of net expenses to average net assets[e]	2.14[d]	2.15	2.15	2.17	2.19	2.19
Ratio of net investment income (loss) to average net assets	3.00[d]	2.40	(1.51)	(1.87)	(.87)	.22
Portfolio Turnover Rate	2.55[c]	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	2,040	3,135	7,899	16,334	22,548	31,771

a Based on average shares outstanding.

b Exclusive of sales charge

c Not annualized.

d Annualized.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

22

	Six Months Ended
	April 30, 2024	Year Ended October 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	14.53	14.02	18.54	16.26	16.71	15.51
Investment Operations:
Net investment income (loss)[a]	.29	.49	(.08)	(.15)	.02	.19
Net realized and unrealized gain (loss) on investments	1.03	.24	(1.58)	2.43	.08	1.20
Total from Investment Operations	1.32	.73	(1.66)	2.28	.10	1.39
Distributions:
Dividends from net investment income	(.70)	(.22)	(.12)	-	(.22)	(.19)
Dividends from net realized gain on investments	-	-	(2.74)	-	(.33)	-
Total Distributions	(.70)	(.22)	(2.86)	-	(.55)	(.19)
Net asset value, end of period	15.15	14.53	14.02	18.54	16.26	16.71
Total Return (%)	9.54[b]	5.26	(10.53)	14.02	.53	9.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70[c]	1.56	1.46	1.34	1.31	1.29
Ratio of net expenses to average net assets[d]	1.14[c]	1.15	1.15	1.17	1.19	1.19
Ratio of net investment income (loss) to average net assets	4.00[c]	3.41	(.51)	(.88)	.13	1.20
Portfolio Turnover Rate	2.55[b]	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	65,192	72,438	91,928	141,384	169,485	324,848

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2024	Year Ended October 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	14.49	13.99	18.50	16.23	16.69	15.53
Investment Operations:
Net investment income (loss)[a]	.30	.49	(.08)	(.15)	.03	.20
Net realized and unrealized gain (loss) on investments	1.03	.23	(1.57)	2.42	.07	1.19
Total from Investment Operations	1.33	.72	(1.65)	2.27	.10	1.39
Distributions:
Dividends from net investment income	(.70)	(.22)	(.12)	-	(.23)	(.23)
Dividends from net realized gain on investments	-	-	(2.74)	-	(.33)	-
Total Distributions	(.70)	(.22)	(2.86)	-	(.56)	(.23)
Net asset value, end of period	15.12	14.49	13.99	18.50	16.23	16.69
Total Return (%)	9.57[b]	5.20	(10.54)	14.05	.54	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67[c]	1.46	1.35	1.26	1.22	1.22
Ratio of net expenses to average net assets[d]	1.14[c]	1.15	1.15	1.17	1.17	1.15
Ratio of net investment income (loss) to average net assets	4.00[c]	3.40	(.51)	(.86)	.18	1.25
Portfolio Turnover Rate	2.55[b]	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	777	1,543	28,268	121,851	239,102	564,884

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

24

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), which enables NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

The fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2024:

25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Subsidiary Activity
Consolidated fund Net Assets ($)	94,279,127
Subsidiary Percentage of fund Net Assets	11.95%
Subsidiary Financial Statement Information ($)
Total Assets	11,518,949
Total Liabilities	253,165
Net Assets	11,265,784
Total Income	282,288
Total Expenses	87,988
Net Investment Income	194,300
Net Realized Gain (Loss)	2,079,261
Net Change in Unrealized Appreciation (Depreciation)	122,746
Net Realized and Unrealized Gain (Loss) on Investments	2,202,007
Net Increase in Net Assets Resulting from Operations	2,396,307

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

26

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but

28

before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Exchange-Traded Funds	4,231,026	-	-	4,231,026
Investment Companies	10,315,267	-	-	10,315,267
U.S. Treasury Securities	-	69,585,528	-	69,585,528

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,411,237	-	2,411,237
Futures††	1,569,772	-	-	1,569,772
Options Purchased	73,210	-	-	73,210
Swap Agreements††	-	128,854	-	128,854
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,675,438)	-	(1,675,438)
Futures††	(2,198,520)	-	-	(2,198,520)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

30

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Commodity Sector Risk: Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund’s investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

32

investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $27,929,562 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $12,952,430 of short-term capital losses and $14,977,132 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $2,191,551. The tax character of current year distributions will be determined at the end of the current fiscal year.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2024, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. The Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $66,837 during the period ended April 30, 2024.

In addition, the Adviser has contractually agreed, from November 1, 2023 through March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2025, the Adviser may terminate this expense limitation at any time. Effective on April 1, 2024 through March 1, 2025, the Adviser has also has contractually agreed to waive receipt of a portion of its management fee in the amount of .10% of the value of the fund's average daily net assets. On or after March 1, 2025, the Adviser may terminate this waiver agreement at any time. The reduction in expenses,

34

pursuant to the undertaking, amounted to $209,498 during the period ended April 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pay the Sub-Adviser an annual fee of .65% of the value of the fund’s average daily net assets of each fund and the Subsidiary which is payable monthly.

During the period ended April 30, 2024, the Distributor retained $24 from commissions earned on sales of the fund’s Class A shares $23 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $8,913 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $32,818 and $2,971, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $4,569 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $987.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $4,623 pursuant to the custody agreement.

During the period ended April 30, 2024, the fund was charged $12,269 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $85,386, Subsidiary management fee of $10,472, Distribution Plan fees of $1,258, Shareholder Services Plan fees of $5,832, Custodian fees of $2,740, Chief Compliance Officer fees of $4,213 and Transfer Agent fees of $2,240, which are offset against an expense reimbursement currently in effect in the amount of $59,719.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2024, amounted to $4,714,442 and $403,781, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements

36

or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2024 are set forth in the Consolidated Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at April 30, 2024 are set forth in the Consolidated Statement of Investments. As of April 30, 2024, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the

38

contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2024 are set forth in the Consolidated Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at April 30, 2024 are set forth in the Consolidated Statement of Swap Investments Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2024 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	560,462	[1]	Interest rate risk	(623,515)	[1]
Equity risk	512,050	[1,2,3]	Equity risk	(493,436)	[1]
Foreign exchange risk	2,411,237	[4]	Foreign exchange risk	(1,675,438)	[4]
Commodity risk	699,324	[1]	Commodity risk	(1,087,121)	[1]
Gross fair value of derivative contracts	4,183,073			(3,879,510)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Investments, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Unrealized appreciation (depreciation) on swap agreements.
[3]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

40

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2024 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	233,815		-		-		-		233,815
Equity	2,262,433		1,880,376		-		-		4,142,809
Foreign exchange	-		-		476,721		-		476,721
Commodity	2,115,622		-		-		-		2,115,622
Total	4,611,870		1,880,376		476,721		-		6,968,967

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	811,705		-		-		-		811,705
Equity	311,378		(26,077)		-		132,900		418,201
Foreign exchange	-		-		(683,602)		-		(683,602)
Commodity	6,807		-		-		-		6,807
Total	1,129,890		(26,077)		(683,602)		132,900		553,111

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2024, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,569,772	(2,204,072)
Options	73,210	-
Forward contracts	2,411,237	(1,675,438)
Swaps	128,854	-
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	4,183,073	(3,879,510)
Derivatives not subject to
Master Agreements	(1,642,982)	2,204,072
Total gross amount of assets
and liabilities subject to
Master Agreements	2,540,091	(1,675,438)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2024:

Counterparty	Gross Amount of Assets ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	[2]	Net Amount of Assets ($)
Barclays Capital, Inc.	671,773		(500,303)	-		171,470
Citigroup Global Markets, Inc.	726,825		(292,726)	(434,099)		-
Goldman Sachs & Co. LLC	546,943		(175,780)	(310,000)		61,163
HSBC Securities (USA), Inc.	2,485		(21)	-		2,464
Merrill Lynch, Pierce, Fenner & Smith, Inc.	53,371		(53,371)	-		-
Morgan Stanley & Co. LLC	451,401		(451,401)	-		-
RBC Capital Markets, LLC	54,008		(22,115)	(1,410)		30,483
Standard Chartered Securities	33,285		-	-		33,285
Total	2,540,091		(1,495,717)	(745,509)		298,865

42

Counterparty	Gross Amount of Liabilities ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	[2]	Net Amount of Liabilities ($)
Barclays Capital, Inc.	(500,303)		500,303	-		-
Citigroup Global Markets, Inc.	(292,726)		292,726	-		-
Goldman Sachs & Co. LLC	(175,780)		175,780	-		-
HSBC Securities (USA), Inc.	(21)		21	-		-
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(222,860)		53,371	-		(169,489)
Morgan Stanley & Co. LLC	(461,633)		451,401	-		(10,232)
RBC Capital Markets, LLC	(22,115)		22,115	-		-
Total	(1,675,438)		1,495,717	-		(179,721)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the monthy average market value of derivatives outstanding during the period ended April 30, 2024:

Average Market Value ($)
Futures:
Commodity Futures Long	21,964,777
Commodity Futures Short	20,993,322
Equity Futures Long	27,417,462
Equity Futures Short	20,162,568
Interest Rate Futures Long	80,561,888
Interest Rate Futures Short	61,459,330
Options Contracts:
Equity Purchased Options	483,316
Forward Contracts:
Forward Contracts Purchased in USD	90,452,025
Forward Contracts Sold in USD	111,936,694

The following table summarizes the monthy average notional value of swap agreements outstanding during the period ended April 30, 2024:

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Average Notional Value ($)
Swap Agreements:
Equity Total Return Swap Pays Fixed Rate	32,073,546

At April 30, 2024, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $46,998, consisting of $4,109,863 gross unrealized appreciation and $4,156,861 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

44

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation

45

ADDITIONAL INFORMATION (Unaudited) (continued)

only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

46

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

47

ADDITIONAL INFORMATION (Unaudited) (continued)

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers

48

or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the

49

ADDITIONAL INFORMATION (Unaudited) (continued)

redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

50

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on March 5-6, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund (the “Subsidiary”) that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities. The Subsidiary has the same investment objective, investment adviser and sub-adviser as the fund, although the Subsidiary’s agreements with the Adviser and the Sub-Adviser are not subject to approval by the Board. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board

52

also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative global macro funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative global macro funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative global macro funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage

53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive receipt of a portion of its management dee in the amount of .10% of the value of the fund’s average daily net assets until March 1, 2025. The Adviser also has contractually agreed, for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the Subsidiary in the amount equal to the management fee paid to the Adviser by the Subsidiary.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

54

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor the fund’s performance and determined to approve renewal of the Agreements only through September 30, 2024.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser

55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew through September 30, 2024.

56

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For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6140SA0424

BNY Mellon Global Dynamic Bond Income Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by Ella Hoxha, Howard Cunningham and Scott Freedman portfolio managers employed by the fund’s sub-adviser, Newton Investment Management Limited.

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon Global Dynamic Bond Income Fund (the “fund”) produced a total return of 4.17% for Class A shares, 3.88% for Class C shares, 4.32% for Class I shares and 4.41% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 2.74%, and the USD 30-day Compounded SOFR Index produced a total return of 2.62% for the same period.2,3

Global fixed-income markets gained ground as economic growth remained generally positive, inflation eased, and central banks slowed or paused monetary tightening policies. The fund outperformed the Index, primarily due to credit and duration positioning.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce positive returns across economic cycles. The fund’s investments will be focused globally among the developed and emerging capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns, and you may lose money by investing in the fund.

The fund’s sub-adviser, Newton Investment Management Limited, employs a dynamic approach in allocating the fund’s assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging-markets sovereign debt, investment-grade and high yield (“junk”) corporate instruments, and currencies. Under normal market conditions, the fund invests significantly (at least 40% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, and whose largest amount of revenues is derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund’s sub-adviser has considerable latitude in allocating the fund’s investments and in selecting securities and derivative instruments to implement the fund’s investment approach. The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging-markets sovereign debt, and investment-grade and high yield corporate instruments.

Easing Inflation Bolsters Bond Markets

A dovish pivot from the U.S. Federal Reserve (the “Fed”) at the very start of the reporting period precipitated a bond rally through the end of 2023. Contrary to prior meetings, when concerns regarding inflation remained elevated, Fed members indicated that interest rates had likely peaked and might be cut in 2024. Their median estimate was for approximately 0.75% of cumulative cuts in 2024. Bond markets reacted strongly, with 10-year yields in G10 countries falling by approximately a percentage point in November and December, as market consensus priced in potentially twice as much easing. However, 2024 heralded a more sober tone. Over the ensuing months, many of the expected interest-rate cuts were priced out of markets again due to sticky core inflation and heavy fiscal spending. On the whole, economic data remained resilient, but there were signs that strength in labor markets was waning.

Duration and Credit Positions Enhance Fund Performance

We added to the fund’s duration and credit risk in November and early December, and thus positioned the fund to participate in the broad bond rally at the end of 2023. However, we correctly judged that yields had fallen too far and too fast. So, at the very end of December, bought put options on U.S. five- and 10-year U.S. Treasury futures, which performed well in the first few months of 2024, particularly the five-year options. Short futures positions in the 10-year and the ultra-long bond segments also contributed strongly, as we increased the fund’s short position near the bottom in yields. High yield corporate bond holdings also produced good returns, mainly from income. Currency exposure contributed positively as well, both from active exposure and positive carry on those positions. A long position in the U.S. dollar and short positions in the New Zealand dollar, Swedish krona and euro further bolstered relative returns. Derivatives were used extensively and successfully during the period, with bond futures allowing us to express curve views, and with put options on U.S. Treasury securities protecting the fund as yields corrected higher in early 2024.

Conversely, long positions in Japanese government bonds detracted from performance in local currency terms. However, they still outperformed many other developed-markets government bonds, and the high yield after currency hedging helped soften the negative impact. Australasian government bonds also detracted in the final weeks of the period. Small losses were incurred on long-dated investment-grade holdings, such as Nvidia Corp., Lowe’s Cos., Inc., and Trimble, Inc., while returns from shorter-dated credit holdings were generally flat over the period. While currency exposure overall made strongly positive contributions to relative performance, a temporary long position in the Japanese yen detracted, as did some unhedged investments exposed to fluctuations in the Brazilian real.

Constructive on High-Quality Bonds

With the labor market cooling and rate expectations less ambitious, we are becoming more constructive on high-quality bonds. After months of increasing the fund’s duration exposure, we cut duration in April 2024 as fiscal worries intensified. As of April 30, 2024, the fund’s duration stood near the low end of its recent three-to-five year range. However, absent any inflation shocks, we may increase duration further, possibly by adding call options to give exposure to the upside while limiting downside risk. Given relative valuations and the prospect of slower growth ahead, we have tilted the fund’s corporate bond exposure toward investment grade and reduced high yield holdings. We still favor some exposure to emerging

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

markets, where local market curves are generally steep and real yields positive. We also favor maintaining diversified exposure to lower-rated, hard currency bonds that offer attractive carry.

May 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2025, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

3 Source: FactSet ----The Secured Overnight Financing Rate (SOFR) Index measures the cumulative impact of compounding the SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of the SOFR. The SOFR Index value reflects the effect of compounding the SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.38	$9.18	$4.06	$3.71
Ending value (after expenses)	$1,041.70	$1,038.80	$1,043.20	$1,044.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.32	$9.07	$4.02	$3.67
Ending value (after expenses)	$1,019.59	$1,015.86	$1,020.89	$1,021.23
†

Expenses are equal to the fund’s annualized expense ratio of 1.06% for Class A, 1.81% for Class C, .80% for Class I and .73% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.4%
Australia - 5.5%
Australia, Sr. Unscd. Bonds, Ser. 156	AUD	2.75	5/21/2041	5,710,000		2,871,625
Queensland Treasury Corp., Govt. Gtd. Bonds	AUD	4.50	8/22/2035	1,850,000	[b]	1,119,610
Queensland Treasury Corp., Govt. Gtd. Notes	AUD	5.25	7/21/2036	1,710,000	[b]	1,098,760
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.25	9/15/2038	1,800,000		1,129,916
					6,219,911
Azerbaijan - .7%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	843,000		807,747
Benin - .4%
Benin, Sr. Unscd. Notes	EUR	4.88	1/19/2032	440,000		399,051
Bermuda - .4%
Hiscox Ltd., Sr. Unscd. Notes	GBP	6.00	9/22/2027	375,000		471,131
British Virgin - .0%
Greenland Global Investment Ltd., Gtd. Notes		7.13	4/22/2029	373,861	[c]	31,778
Canada - 2.2%
Air Canada, Sr. Scd. Notes		3.88	8/15/2026	500,000	[b]	474,734
Canada, Bonds	CAD	4.00	12/1/2031	2,208,680	[d]	1,835,371
First Quantum Minerals Ltd., Scd. Notes		9.38	3/1/2029	200,000	[b]	206,885
					2,516,990
Cayman Islands - .0%
KWG Group Holdings Ltd., Sr. Scd. Bonds		7.88	8/30/2024	260,000	[e]	13,000
Shimao Group Holdings Ltd., Sr. Scd. Bonds		4.75	7/3/2024	465,000	[e]	13,950
					26,950
Colombia - 2.3%
Colombia, Bonds	COP	7.00	6/30/2032	8,616,700,000		1,788,703
Colombia, Sr. Unscd. Notes		7.50	2/2/2034	800,000		788,796
					2,577,499
Denmark - .8%
Orsted AS, Gtd. Notes	EUR	3.25	9/13/2031	779,000		809,237
Orsted AS, Jr. Sub. Notes	EUR	5.13	12/14/2029	106,000		113,959
					923,196
Egypt - .4%
Egypt, Sr. Unscd. Notes		7.50	1/31/2027	490,000		466,274
France - 2.4%
BNP Paribas SA, Jr. Sub. Notes		7.38	8/19/2025	920,000	[f]	921,754

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.4% (continued)
France - 2.4% (continued)
Electricite de France SA, Jr. Sub. Notes	GBP	6.00	1/29/2026	400,000	[f]	489,264
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	213,000		225,049
Loxam SAS, Sr. Scd. Notes	EUR	6.38	5/15/2028	110,000		121,365
Orange SA, Jr. Sub. Bonds	EUR	4.50	3/15/2031	300,000	[f]	320,242
Societe Generale SA, Jr. Sub. Notes		10.00	11/14/2028	600,000	[b,f]	630,131
					2,707,805
Germany - 2.7%
CT Investment GmbH, Sr. Scd. Bonds	EUR	6.38	4/15/2030	120,000		128,704
Deutsche Bundesrepublik, Bonds	EUR	0.10	4/15/2026	2,193,558	[d]	2,295,752
Infineon Technologies AG, Jr. Sub. Bonds	EUR	3.63	4/1/2028	200,000	[f]	207,317
Mahle GmbH, Gtd. Notes	EUR	6.50	5/2/2031	202,000		216,248
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	233,000		238,650
					3,086,671
Greece - .7%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.13	6/15/2054	749,000	[b]	798,933
Indonesia - 4.2%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	50,184,000,000		3,054,249
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	29,285,000,000		1,716,344
					4,770,593
Ireland - 1.3%
AIB Group PLC, Sr. Unscd. Notes	EUR	4.63	7/23/2029	708,000		773,419
Bank of Ireland Group PLC, Jr. Sub. Notes	EUR	7.50	11/19/2025	480,000	[f]	521,308
Virgin Media Vendor Financing Notes III DAC, Sr. Scd. Bonds	GBP	4.88	7/15/2028	150,000		167,780
					1,462,507
Italy - 1.8%
Cedacri Mergeco SpA, Sr. Scd. Notes, (3 Month EURIBOR +4.63%)	EUR	8.53	5/15/2028	204,000	[g]	217,627
FIS Fabbrica Italiana Sintetici SpA, Sr. Scd. Bonds	EUR	5.63	8/1/2027	170,000		174,063
Intesa Sanpaolo SpA, Sr. Notes	GBP	6.63	5/31/2033	480,000		617,687
Intesa Sanpaolo SpA, Sr. Notes		7.20	11/28/2033	450,000		470,450
UniCredit SpA, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[f]	564,282
					2,044,109
Ivory Coast - .6%
Ivory Coast, Sr. Unscd. Bonds		8.25	1/30/2037	665,000		637,402
Japan - 5.0%
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	543,300,000		2,515,351
Japan (40 Year Issue), Bonds, Ser. 9	JPY	0.40	3/20/2056	784,250,000		3,167,551
					5,682,902

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.4% (continued)
Jersey - .2%
Aston Martin Capital Holdings Ltd., Sr. Scd. Bonds	GBP	10.38	3/31/2029	200,000		249,886
Luxembourg - 1.9%
AFE SA SICAV-RAIF, Sr. Scd. Notes, (3 Month EURIBOR +7.50%)	EUR	11.34	7/15/2030	200,000	[g]	129,163
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes	EUR	5.25	10/15/2026	209,000		223,841
Altice Financing SA, Sr. Scd. Bonds	EUR	2.25	1/15/2025	570,000		589,735
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	864,000		803,684
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund, Sr. Unscd. Notes	EUR	4.75	3/27/2034	288,000		308,358
Dana Financing Luxembourg Sarl, Gtd. Notes	EUR	3.00	7/15/2029	130,000		124,937
					2,179,718
Malaysia - 1.6%
Malaysia, Bonds, Ser. 310	MYR	4.50	4/15/2030	3,820,000		825,985
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	4,490,000		924,857
					1,750,842
Mexico - 1.5%
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	36,100,000		1,727,013
Namibia - .4%
Namibia, Sr. Unscd. Notes		5.25	10/29/2025	410,000		405,166
Netherlands - 2.6%
American Medical Systems Europe BV, Gtd. Notes	EUR	3.50	3/8/2032	837,000		879,200
Enel Finance International NV, Gtd. Notes	EUR	3.38	7/23/2028	540,000		570,979
LKQ Dutch Bond BV, Gtd. Notes	EUR	4.13	3/13/2031	378,000		400,362
Telefonica Europe BV, Gtd. Notes	EUR	5.75	1/15/2032	400,000	[f]	430,252
United Group BV, Sr. Scd. Bonds, (3 Month EURIBOR +4.25%)	EUR	8.13	2/15/2031	280,000	[g]	299,750
Ziggo BV, Sr. Scd. Bonds	EUR	2.88	1/15/2030	370,000		349,660
					2,930,203
New Zealand - 4.2%
New Zealand, Bonds, Ser. 0940	NZD	2.54	9/20/2040	1,085,178	[d]	711,877
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	1,130,574	[d]	777,790
New Zealand, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	1,510,000		767,721
New Zealand, Unscd. Bonds, Ser. 437	NZD	2.75	4/15/2037	1,420,000		655,963

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.4% (continued)
New Zealand - 4.2% (continued)
New Zealand, Unscd. Bonds, Ser. 541	NZD	1.75	5/15/2041	1,860,000		675,666
New Zealand, Unscd. Bonds, Ser. 554	NZD	5.00	5/15/2054	2,000,000		1,147,641
					4,736,658
Norway - .7%
Norway, Sr. Unscd. Notes, Ser. 482	NOK	1.38	8/19/2030	9,810,000	[b]	765,833
Oman - .8%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	844,000		836,441
Peru - .7%
Peru, Sr. Unscd. Bonds	PEN	6.15	8/12/2032	3,114,000		781,497
Singapore - .3%
Singapore Airlines Ltd., Sr. Unscd. Notes		3.00	7/20/2026	328,000		310,406
South Korea - .9%
SK Hynix, Inc., Sr. Unscd. Notes		5.50	1/16/2029	1,010,000		990,655
Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Notes	EUR	6.00	1/15/2026	600,000	[f]	636,555
Banco Santander SA, Sr. Notes	GBP	5.38	1/17/2031	500,000	[h]	617,622
Spain, Sr. Unscd. Bonds	EUR	4.00	10/31/2054	960,000	[b]	1,034,982
					2,289,159
Supranational - 3.7%
Asian Development Bank, Sr. Unscd. Notes		4.00	1/12/2033	1,520,000		1,431,169
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Bonds	EUR	4.38	5/15/2026	330,000		349,374
European Union, Sr. Unscd. Notes, Ser. NGEU	EUR	0.45	7/4/2041	1,880,000		1,264,473
International Finance Corp., Sr. Unscd. Notes	INR	6.30	11/25/2024	97,070,000		1,158,876
					4,203,892
Sweden - .4%
Samhallsbyggnadsbolaget i Norden AB, Jr. Sub. Notes	EUR	2.63	12/14/2025	455,000	[f]	124,808
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.25	2/15/2027	324,000		332,590
					457,398
Switzerland - .6%
UBS Group AG, Jr. Sub. Notes		9.25	11/13/2028	590,000	[f,h]	631,130
Tajikistan - .5%
Tajikistan, Sr. Unscd. Notes		7.13	9/14/2027	575,000		531,783
Tunisia - .4%
Tunisian, Sr. Unscd. Notes		5.75	1/30/2025	460,000		433,785
United Arab Emirates - .8%
MDGH GMTN RSC Ltd., Gtd. Notes		5.50	4/28/2033	918,000		921,870

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.4% (continued)
United Kingdom - 10.5%
AGPS Bondco PLC, Gtd. Notes	EUR	5.00	4/27/2027	200,000		79,400
Barclays PLC, Jr. Sub. Notes	GBP	9.25	3/15/2029	470,000	[f]	601,927
Coventry Building Society, Jr. Sub. Bonds	GBP	6.88	9/18/2024	450,000	[f]	561,595
Deuce Finco PLC, Sr. Scd. Bonds	GBP	5.50	6/15/2027	306,000		362,001
Direct Line Insurance Group PLC, Jr. Sub. Bonds	GBP	4.75	12/7/2027	260,000	[f]	266,946
Heathrow Finance PLC, Sr. Scd. Notes	GBP	5.75	3/3/2025	136,000		169,130
HSBC Holdings PLC, Jr. Sub. Bonds	GBP	5.88	9/28/2026	640,000	[f]	764,305
Iceland Bondco PLC, Sr. Scd. Bonds	GBP	10.88	12/15/2027	190,000		244,074
INEOS Quattro Finance 2 PLC, Sr. Scd. Bonds	EUR	2.50	1/15/2026	460,000		475,550
International Finance Facility for Immunisation Co., Sr. Unscd. Notes		1.00	4/21/2026	989,000		910,931
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	5.25	1/15/2027	165,000		196,705
Jerrold Finco PLC, Sr. Scd. Notes	GBP	7.88	4/15/2030	239,000		295,150
Mobico Group PLC, Gtd. Notes	GBP	2.38	11/20/2028	774,000		827,854
Mobico Group PLC, Sub. Notes	GBP	4.25	11/26/2025	260,000	[f]	298,025
Motability Operations Group PLC, Sr. Unscd. Notes	GBP	5.63	1/24/2054	279,000		352,495
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	6/20/2025	380,000	[f]	471,216
Ocado Group PLC, Gtd. Notes	GBP	3.88	10/8/2026	294,000		321,788
Standard Chartered PLC, Sr. Unscd. Notes		6.19	7/6/2027	540,000		542,982
Tesco PLC, Sr. Unscd. Notes, (6 Month UK Retail Price Index FLAT)	GBP	6.62	11/5/2025	160,000	[g]	396,383
Tesco Property Finance 3 PLC, Sr. Scd. Bonds	GBP	5.74	4/13/2040	364,835		452,571
Tritax Big Box REIT PLC, Sr. Unscd. Notes	GBP	1.50	11/27/2033	519,000		454,332
Tritax EuroBox PLC, Gtd. Notes	EUR	0.95	6/2/2026	476,000		467,763
United Kingdom Gilt, Bonds	GBP	4.25	12/7/2049	1,640,000		1,887,514
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	230,000		249,341
Vodafone Group PLC, Jr. Sub. Notes		3.25	6/4/2081	260,000		241,812
					11,891,790
United States - 21.0%
Amgen, Inc., Sr. Unscd. Notes		3.35	2/22/2032	700,000		607,347
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes		5.38	6/15/2029	130,000	[b]	123,806

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.4% (continued)
United States - 21.0% (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unscd. Notes		5.88	6/30/2029	480,000	[b,h]	457,876
Ashtead Capital, Inc., Gtd. Notes		5.55	5/30/2033	800,000	[b]	766,520
AT&T, Inc., Sr. Unscd. Notes	GBP	2.90	12/4/2026	410,000		482,528
Autoliv, Inc., Sr. Unscd. Notes	EUR	3.63	8/7/2029	337,000		355,538
Ball Corp., Gtd. Notes		2.88	8/15/2030	280,000		234,068
Chesapeake Energy Corp., Gtd. Notes		6.75	4/15/2029	461,000	[b]	461,039
Civitas Resources, Inc., Gtd. Notes		8.38	7/1/2028	120,000	[b]	125,332
Diamond Sports Group LLC/Diamond Sports Finance Co., Scd. Notes		5.38	8/15/2026	620,000	[b,e]	15,888
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	GBP	2.75	6/14/2024	482,000		600,249
Graphic Packaging International LLC, Gtd. Bonds	EUR	2.63	2/1/2029	250,000		248,988
IHG Finance LLC, Gtd. Notes	EUR	4.38	11/28/2029	860,000		934,946
Iron Mountain, Inc., Gtd. Notes		4.50	2/15/2031	140,000	[b]	123,623
JPMorgan Chase & Co., Sr. Unscd. Notes		5.35	6/1/2034	820,000		797,786
Kraft Heinz Foods Co., Gtd. Notes		4.38	6/1/2046	550,000		441,004
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	281,000	[b]	252,014
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	122,000	[b]	113,684
Metropolitan Life Global Funding I, Sr. Scd. Notes, (3 Month SOFR Index +0.91%)		6.27	3/21/2025	373,000	[b,g]	374,965
Nestle Capital Corp., Gtd. Notes	AUD	5.25	4/4/2034	880,000		562,895
Netflix, Inc., Sr. Unscd. Notes	EUR	3.63	6/15/2030	762,000		809,131
Potomac Electric Power Co., First Mortgage Bonds		5.20	3/15/2034	912,000		892,014
Southwestern Energy Co., Gtd. Notes		4.75	2/1/2032	140,000		126,178
Trimble, Inc., Sr. Unscd. Notes		6.10	3/15/2033	750,000		761,307
U.S. Treasury Inflation Indexed Notes		0.13	1/15/2031	7,295,713	[d]	6,341,949
U.S. Treasury Inflation Indexed Notes		0.13	4/15/2027	1,318,920	[d]	1,231,733
U.S. Treasury Inflation Indexed Notes		1.38	7/15/2033	3,300,382	[d]	3,065,606
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		6.25	1/15/2030	360,000	[b]	356,205
Verizon Communications, Inc., Sr. Unscd. Notes, (3 Month SOFR Index +0.79%)		6.15	3/20/2026	274,000	[g]	276,082
Warnermedia Holdings, Inc., Gtd. Notes		3.79	3/15/2025	940,000		922,303

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.4% (continued)
United States - 21.0% (continued)
Welltower OP LLC, Gtd. Notes	GBP	4.80	11/20/2028	520,000		627,734
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Scd. Notes		7.75	8/15/2028	272,000	[b]	262,358
					23,752,696
Uruguay - 1.1%
Uruguay, Sr. Unscd. Notes	UYU	8.25	5/21/2031	51,446,991		1,279,967
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		211,184
Total Bonds and Notes (cost $106,193,799)				99,900,421
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)
Options Purchased - .4%
Put Options - .4%
U.S Treasury 10 Year June Future, Contracts 832		106.00	5/24/2024	88,192,000		221,000
U.S Treasury 5 Year September Future, Contracts 194		105.00	8/23/2024	20,370,000		215,219
Total Options Purchased (cost $446,273)				436,219
				Shares
Exchange-Traded Funds - .5%
United States - .5%
SPDR Bloomberg Emerging Markets Local Bond ETF (cost $624,582)				30,232		601,012
	Annualized Yield (%)		Maturity Date	Principal Amount ($)	[a]
Short-Term Investments - 5.7%
Brazil - 3.2%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	10.97	1/1/2028	28,000,000	[i]	3,636,531
Mexico - 2.5%
Mexico Cetes, Treasury Bills, Ser. BI	MXN	11.28	10/3/2024	4,970,000	[i]	2,770,817
Total Short-Term Investments (cost $6,688,341)				6,407,348
	1-Day Yield (%)			Shares
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,993,515)		5.41		1,993,515	[j]	1,993,515

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,190,900)	5.41	1,190,900	[j] 1,190,900
Total Investments (cost $117,137,410)		97.8%	110,529,415
Cash and Receivables (Net)		2.2%	2,521,925
Net Assets		100.0%	113,051,340

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2024, these securities were valued at $9,563,178 or 8.46% of net assets.

c Payment-in-kind security and interest may be paid in additional par.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing—security in default.

f Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $1,258,775 and the value of the collateral was $1,331,971, consisting of cash collateral of $1,190,900 and U.S. Government & Agency securities valued at $141,071. In addition, the value of collateral may include pending sales that are also on loan.

i Security is a discount security. Income is recognized through the accretion of discount.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	44.7
U.S. Treasury Securities	9.4
Banks	8.9
Investment Companies	3.3
Supranational Bank	3.1
Utilities	2.5
Consumer Discretionary	2.3
Telecommunication Services	2.2
Real Estate	2.1
Food Products	1.7
Automobiles & Components	1.7
Health Care	1.6
Commercial & Professional Services	1.6
Energy	1.5
Diversified Financials	1.4
Semiconductors & Semiconductor Equipment	1.1
Transportation	1.0
Media	1.0
Insurance	1.0
Financials	1.0
Internet Software & Services	1.0
Airlines	.7
Electronic Components	.7
Chemicals	.6
Materials	.4
Options Purchased	.4
Industrial	.4
Information Technology	.2
Metals & Mining	.2
Consumer Durables & Apparel	.1
97.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.8%	1,653,987	41,305,758	(40,966,230)	1,993,515	46,422

Affiliated Issuers (continued)
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.0%	2,034,040	39,810,184	(40,653,324)	1,190,900	14,902	††
Total - 2.8%	3,688,027	81,115,942	(81,619,554)	3,184,415	61,324

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	89	6/17/2024	6,726,432[a]	6,487,854	(238,578)
U.S. Treasury 2 Year Notes	196	6/28/2024	40,144,489	39,720,625	(423,864)
U.S. Treasury 5 Year Notes	284	6/28/2024	30,294,400	29,746,782	(547,618)
U.S. Treasury Long Bond	30	6/18/2024	3,435,961	3,414,375	(21,586)
Futures Short
Australian 3 Year Bond	43	6/17/2024	2,978,222[a]	2,939,152	39,070
Canadian 10 Year Bond	25	6/19/2024	2,182,398[a]	2,124,541	57,857
Euro 30 Year Bond	14	6/6/2024	1,976,022[a]	1,926,168	49,854
Euro-Bobl	71	6/6/2024	8,915,310[a]	8,822,041	93,269
Euro-Bond	102	6/6/2024	14,359,914[a]	14,159,780	200,134
Japanese 10 Year Bond	4	6/13/2024	3,693,228[a]	3,664,838	28,390
Long Term French Government Future	45	6/6/2024	6,105,216[a]	6,025,571	79,645
U.S. Treasury 10 Year Notes	180	6/18/2024	19,696,699	19,338,750	357,949
U.S. Treasury Ultra Long Bond	59	6/18/2024	7,460,369	7,054,188	406,181
Gross Unrealized Appreciation				1,312,349
Gross Unrealized Depreciation				(1,231,646)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	2,888,715	Mexican Peso	50,108,399	5/16/2024	(28,909)
United States Dollar	1,756,534	Malaysian Ringgit	8,357,940	5/16/2024	3,406
United States Dollar	2,484,393	Colombian Peso	9,971,236,446	5/16/2024	(50,719)
United States Dollar	753,148	British Pound	586,409	5/16/2024	20,341
Australian Dollar	159,148	United States Dollar	104,081	5/16/2024	(934)
United States Dollar	213,175	Euro	196,390	5/16/2024	3,455
CIBC World Markets Corp.
United States Dollar	171,778	Colombian Peso	678,950,107	5/16/2024	(840)
Australian Dollar	275,544	United States Dollar	180,545	5/16/2024	(1,960)
United States Dollar	2,521,937	Australian Dollar	3,840,174	5/16/2024	33,042
Swiss Franc	2,854,246	United States Dollar	3,137,787	5/16/2024	(27,254)
New Zealand Dollar	358,409	United States Dollar	215,419	5/16/2024	(4,227)
United States Dollar	177,172	Indian Rupee	14,834,386	5/16/2024	(528)
Brazilian Real	7,712,991	United States Dollar	1,500,874	5/16/2024	(17,749)
Euro	1,242,565	United States Dollar	1,342,552	5/16/2024	(15,647)
United States Dollar	27,653,778	Euro	25,551,928	5/16/2024	367,500
Japanese Yen	23,000,991	United States Dollar	153,104	5/16/2024	(6,907)
United States Dollar	4,750,289	Japanese Yen	712,446,606	5/16/2024	221,889
British Pound	151,052	United States Dollar	188,031	5/16/2024	731
United States Dollar	1,098,335	British Pound	873,247	5/16/2024	7,081
Citigroup Global Markets, Inc.
United States Dollar	149,251	New Zealand Dollar	241,240	5/16/2024	7,101
Japanese Yen	33,971,687	United States Dollar	218,871	5/16/2024	(2,943)
United States Dollar	1,556,786	Swedish Krona	16,367,774	5/16/2024	70,525

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA), Inc.
United States Dollar	5,128,568	Indonesian Rupiah	80,312,860,595	5/16/2024	191,185
Euro	168,973	United States Dollar	180,202	5/16/2024	240
United States Dollar	2,257,661	Japanese Yen	351,078,738	5/16/2024	26,161
J.P. Morgan Securities LLC
Japanese Yen	485,635,667	United States Dollar	3,230,300	5/16/2024	(143,539)
United States Dollar	2,459,510	Japanese Yen	359,005,659	5/16/2024	177,625
Euro	370,549	United States Dollar	397,300	5/16/2024	(1,599)
United States Dollar	881,965	Euro	813,456	5/16/2024	13,295
British Pound	1,104,238	United States Dollar	1,391,374	5/16/2024	(11,462)
United States Dollar	189,743	Mexican Peso	3,283,858	5/16/2024	(1,464)
Australian Dollar	344,159	United States Dollar	224,857	5/16/2024	(1,800)
United States Dollar	179,889	Australian Dollar	275,680	5/16/2024	1,215
RBS Securities, Inc.
United States Dollar	3,160,491	Swedish Krona	33,010,900	5/16/2024	162,965
Norwegian Krone	13,779,746	United States Dollar	1,322,271	5/16/2024	(81,290)
United States Dollar	2,114,420	Norwegian Krone	22,380,396	5/16/2024	98,879
Euro	512,851	United States Dollar	551,552	5/16/2024	(3,891)
United States Dollar	2,039,210	Euro	1,889,038	5/16/2024	21,952
Indian Rupee	39,920,095	United States Dollar	478,198	5/16/2024	2
United States Dollar	1,391,242	Japanese Yen	204,100,720	5/16/2024	93,952
British Pound	975,925	United States Dollar	1,234,191	5/16/2024	(14,625)
United States Dollar	366,147	British Pound	287,546	5/16/2024	6,814
State Street Bank & Trust Company
United States Dollar	1,479,791	Hungarian Forint	546,251,533	5/16/2024	(8,188)
New Zealand Dollar	5,171,913	United States Dollar	3,132,705	5/16/2024	(85,169)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank & Trust Company (continued)
United States Dollar	10,426,183	New Zealand Dollar	17,091,247	5/16/2024	355,210
Colombian Peso	3,091,668,206	United States Dollar	813,640	5/16/2024	(27,607)
Japanese Yen	377,877,355	United States Dollar	2,435,281	5/16/2024	(33,445)
United States Dollar	1,599,476	Japanese Yen	237,390,978	5/16/2024	90,589
United States Dollar	5,385,861	Canadian Dollar	7,249,420	5/16/2024	118,509
Mexican Peso	13,413,091	United States Dollar	787,160	5/16/2024	(6,166)
United States Dollar	1,283,727	Mexican Peso	21,103,596	5/16/2024	54,944
Australian Dollar	89,912	United States Dollar	58,790	5/16/2024	(516)
United States Dollar	4,551,151	Australian Dollar	6,900,156	5/16/2024	79,019
Euro	202,886	United States Dollar	219,472	5/16/2024	(2,815)
United States Dollar	2,897,972	Euro	2,658,536	5/16/2024	58,987
Indian Rupee	196,037,517	United States Dollar	2,351,274	5/16/2024	(2,957)
United States Dollar	88,480	Indian Rupee	7,372,082	5/16/2024	171
British Pound	754,121	United States Dollar	954,546	5/16/2024	(12,158)
United States Dollar	16,886,334	British Pound	13,361,596	5/16/2024	189,001
United States Dollar	2,337,229	Swiss Franc	2,052,917	5/16/2024	99,978
Brazilian Real	1,043,562	United States Dollar	204,520	5/16/2024	(3,854)
United States Dollar	1,667,881	Brazilian Real	8,377,600	5/16/2024	56,959
United States Dollar	819,035	Peruvian Nuevo Sol	3,147,060	5/16/2024	(16,757)
United States Dollar	1,547,299	Czech Koruna	36,654,280	5/16/2024	(7,862)
UBS Securities LLC
Canadian Dollar	1,315,878	United States Dollar	974,751	5/16/2024	(18,648)
United States Dollar	348,468	New Zealand Dollar	564,364	5/16/2024	15,918
British Pound	1,393,935	United States Dollar	1,767,891	5/16/2024	(25,959)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC (continued)
United States Dollar	357,253	British Pound	281,780	5/16/2024	5,126
Euro	728,893	United States Dollar	784,034	5/16/2024	(5,667)
United States Dollar	816,372	Euro	752,795	5/16/2024	12,481
Australian Dollar	144,711	United States Dollar	96,566	5/16/2024	(2,776)
United States Dollar	493,512	Australian Dollar	757,610	5/16/2024	2,490
United States Dollar	2,520,474	Swiss Franc	2,177,777	5/16/2024	147,151
Japanese Yen	27,878,045	United States Dollar	182,366	5/16/2024	(5,170)
Gross Unrealized Appreciation					2,815,889
Gross Unrealized Depreciation					(684,001)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,258,775)—Note 1(c):
Unaffiliated issuers	113,952,995	107,345,000
Affiliated issuers	3,184,415	3,184,415
Cash		13,319
Cash denominated in foreign currency	404,688	402,229
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,815,889
Receivable for investment securities sold		1,958,841
Dividends, interest and securities lending income receivable		1,376,279
Cash collateral held by broker—Note 4		1,343,757
Receivable for futures variation margin—Note 4		169,529
Tax reclaim receivable—Note 1(b)		32,100
Receivable for shares of Common Stock subscribed		1,003
Prepaid expenses		55,055
		118,697,416
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		55,118
Payable for investment securities purchased		3,592,087
Liability for securities on loan—Note 1(c)		1,190,900
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		684,001
Payable for shares of Common Stock redeemed		40,375
Directors’ fees and expenses payable		3,984
Interest payable—Note 2		226
Other accrued expenses		79,385
		5,646,076
Net Assets ($)		113,051,340
Composition of Net Assets ($):
Paid-in capital		133,253,672
Total distributable earnings (loss)		(20,202,332)
Net Assets ($)		113,051,340

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,180,670	91,836	19,233,174	89,545,660
Shares Outstanding	402,272	9,061	1,834,629	8,517,925
Net Asset Value Per Share ($)	10.39	10.14	10.48	10.51

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Interest (net of $13,306 foreign taxes withheld at source)	3,047,557
Dividends:
Unaffiliated issuers	68,795
Affiliated issuers	46,422
Income from securities lending—Note 1(c)	14,902
Total Income	3,177,676
Expenses:
Management fee—Note 3(a)	240,694
Professional fees	75,801
Registration fees	48,399
Custodian fees—Note 3(c)	16,344
Shareholder servicing costs—Note 3(c)	14,221
Chief Compliance Officer fees—Note 3(c)	12,282
Prospectus and shareholders’ reports	11,874
Directors’ fees and expenses—Note 3(d)	5,589
Interest expense—Note 2	2,304
Loan commitment fees—Note 2	1,434
Distribution fees—Note 3(b)	347
Miscellaneous	23,154
Total Expenses	452,443
Less—reduction in expenses due to undertaking—Note 3(a)	(943)
Less—reduction in fees due to earnings credits—Note 3(c)	(369)
Net Expenses	451,131
Net Investment Income	2,726,545
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,223,086)
Net realized gain (loss) on futures	(1,512,980)
Net realized gain (loss) on options transactions	479,180
Net realized gain (loss) on forward foreign currency exchange contracts	809,004
Net realized gain (loss) on swap agreements	(47,541)
Net Realized Gain (Loss)	(2,495,423)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,505,717
Net change in unrealized appreciation (depreciation) on futures	320,753
Net change in unrealized appreciation (depreciation) on options transactions	(10,054)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(735,566)
Net Change in Unrealized Appreciation (Depreciation)	5,080,850
Net Realized and Unrealized Gain (Loss) on Investments	2,585,427
Net Increase in Net Assets Resulting from Operations	5,311,972

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	2,726,545	5,309,765
Net realized gain (loss) on investments	(2,495,423)	(13,804,294)
Net change in unrealized appreciation (depreciation) on investments	5,080,850	12,511,782
Net Increase (Decrease) in Net Assets Resulting from Operations	5,311,972	4,017,253
Distributions ($):
Distributions to shareholders:
Class A	(21,940)	(298,433)
Class C	(361)	(8,583)
Class I	(107,741)	(1,947,385)
Class Y	(665,202)	(6,898,263)
Total Distributions	(795,244)	(9,152,664)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	463,199	3,562,616
Class C	9,556	38,597
Class I	3,868,703	5,110,566
Class Y	15,890,940	54,105,083
Distributions reinvested:
Class A	21,626	298,433
Class C	71	2,857
Class I	107,407	1,800,145
Class Y	310,618	3,955,080
Cost of shares redeemed:
Class A	(227,943)	(3,789,123)
Class C	(10,102)	(71,801)
Class I	(2,253,005)	(13,805,448)
Class Y	(28,084,712)	(41,560,520)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(9,903,642)	9,646,485
Total Increase (Decrease) in Net Assets	(5,386,914)	4,511,074
Net Assets ($):
Beginning of Period	118,438,254	113,927,180
End of Period	113,051,340	118,438,254

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Capital Share Transactions (Shares):
Class Aa
Shares sold	44,953	349,234
Shares issued for distributions reinvested	2,106	29,628
Shares redeemed	(22,131)	(369,812)
Net Increase (Decrease) in Shares Outstanding	24,928	9,050
Class C
Shares sold	946	3,923
Shares issued for distributions reinvested	7	288
Shares redeemed	(991)	(7,112)
Net Increase (Decrease) in Shares Outstanding	(38)	(2,901)
Class Ia
Shares sold	370,015	495,951
Shares issued for distributions reinvested	10,377	177,671
Shares redeemed	(216,415)	(1,337,816)
Net Increase (Decrease) in Shares Outstanding	163,977	(664,194)
Class Ya
Shares sold	1,534,260	5,235,029
Shares issued for distributions reinvested	29,924	389,547
Shares redeemed	(2,687,886)	(4,032,128)
Net Increase (Decrease) in Shares Outstanding	(1,123,702)	1,592,448

[a]

During the period ended April 30, 2024, 250 Class Y shares representing $2,645 were exchanged for 251 Class I shares. During the period ended October 31, 2023, 1,438 Class I shares representing $14,654 were exchanged for 1,445 Class A shares and 7,325 Class Y shares representing $77,556 were exchanged for 7,345 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2024	Year Ended October 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.02	10.51	12.29	12.35	12.48	12.04
Investment Operations:
Net investment income[a]	.22	.42	.33	.26	.25	.29
Net realized and unrealized gain (loss) on investments	.21	(.07)	(1.72)	(.05)	.09	.70
Total from Investment Operations	.43	.35	(1.39)	.21	.34	.99
Distributions:
Dividends from net investment income	(.06)	(.84)	(.23)	(.27)	(.47)	(.55)
Dividends from net realized gain on investments	-	-	(.16)	-	-	-
Total Distributions	(.06)	(.84)	(.39)	(.27)	(.47)	(.55)
Net asset value, end of period	10.39	10.02	10.51	12.29	12.35	12.48
Total Return (%)[b]	4.17[c]	3.42	(11.66)	1.71	2.77	8.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[d,e]	1.10[e]	7.95[e]	6.80[e]	4.86	1.07
Ratio of net expenses to average net assets	1.06[d,e]	1.05[e]	1.05[e]	1.05[e]	1.00	.75
Ratio of net investment income to average net assets	4.22[d,e]	4.20[e]	2.92[e]	2.11[e]	2.03	2.42
Portfolio Turnover Rate	70.30[c]	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	4,181	3,783	3,871	4,393	5,703	1,900

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

Six Months Ended
	April 30, 2024	Year Ended October 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.80	10.32	12.07	12.18	12.30	11.86
Investment Operations:
Net investment income[a]	.17	.34	.24	.17	.19	.25
Net realized and unrealized gain (loss) on investments	.21	(.07)	(1.69)	(.06)	.06	.64
Total from Investment Operations	.38	.27	(1.45)	.11	.25	.89
Distributions:
Dividends from net investment income	(.04)	(.79)	(.14)	(.22)	(.37)	(.45)
Dividends from net realized gain on investments	-	-	(.16)	-	-	-
Total Distributions	(.04)	(.79)	(.30)	(.22)	(.37)	(.45)
Net asset value, end of period	10.14	9.80	10.32	12.07	12.18	12.30
Total Return (%)[b]	3.88[c]	2.68	(12.39)	.91	2.06	7.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31[d,e]	2.10[e]	1.92[e]	1.84[e]	1.81	1.85
Ratio of net expenses to average net assets	1.81[d,e]	1.80[e]	1.80[e]	1.80[e]	1.70	1.50
Ratio of net investment income to average net assets	3.47[d,e]	3.45[e]	2.18[e]	1.36[e]	1.59	2.11
Portfolio Turnover Rate	70.30[c]	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	92	89	124	193	273	313

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2024	Year Ended October 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.11	10.57	12.36	12.41	12.53	12.09
Investment Operations:
Net investment income[a]	.23	.47	.37	.29	.24	.32
Net realized and unrealized gain (loss) on investments	.21	(.08)	(1.74)	(.05)	.13	.71
Total from Investment Operations	.44	.39	(1.37)	.24	.37	1.03
Distributions:
Dividends from net investment income	(.07)	(.85)	(.26)	(.29)	(.49)	(.59)
Dividends from net realized gain on investments	-	-	(.16)	-	-	-
Total Distributions	(.07)	(.85)	(.42)	(.29)	(.49)	(.59)
Net asset value, end of period	10.48	10.11	10.57	12.36	12.41	12.53
Total Return (%)	4.32[b]	3.70	(11.45)	1.96	3.06	8.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c,d]	.74[d]	.85[d]	.81[d]	.70	.78
Ratio of net expenses to average net assets	.80[c,d]	.74[d]	.80[d]	.80[d]	.64	.50
Ratio of net investment income to average net assets	4.47[c,d]	4.51[d]	3.17[d]	2.35[d]	2.01	2.63
Portfolio Turnover Rate	70.30[b]	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	19,233	16,884	24,673	45,868	27,500	9,827

a Based on average shares outstanding.

b  Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

Six Months Ended
April 30, 2024		Year Ended October 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.13	10.59	12.38	12.42	12.53	12.09
Investment Operations:
Net investment income[a]	.24	.47	.38	.32	.33	.37
Net realized and unrealized gain (loss) on investments	.21	(.08)	(1.73)	(.06)	.05	.66
Total from Investment Operations	.45	.39	(1.35)	.26	.38	1.03
Distributions:
Dividends from net investment income	(.07)	(.85)	(.28)	(.30)	(.49)	(.59)
Dividends from net realized gain on investments	-	-	(.16)	-	-	-
Total Distributions	(.07)	(.85)	(.44)	(.30)	(.49)	(.59)
Net asset value, end of period	10.51	10.13	10.59	12.38	12.42	12.53
Total Return (%)	4.41[b]	3.76	(11.30)	2.18	3.07	8.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[c,d]	.68[d]	.62[d]	.62[d]	.62	.68
Ratio of net expenses to average net assets	.73[c,d]	.68[d]	.62[d]	.62[d]	.58	.50
Ratio of net investment income to average net assets	4.56[c,d]	4.57[d]	3.36[d]	2.55[d]	2.65	3.00
Portfolio Turnover Rate	70.30[b]	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	89,546	97,683	85,259	94,946	104,358	106,649

a Based on average shares outstanding.

b  Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser. NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which enables NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2024, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts ("forward contracts") are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	45,122,560	-	45,122,560
Exchange-Traded Funds	601,012	-	-	601,012
Foreign Governmental	-	50,545,921	-	50,545,921
Investment Companies	3,184,415	-	-	3,184,415
U.S. Treasury Securities	-	10,639,288	-	10,639,288
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,815,889	-	2,815,889
Futures††	1,312,349	-	-	1,312,349
Options Purchased	436,219	-	-	436,219
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(684,001)	-	(684,001)
Futures††	(1,231,646)	-	-	(1,231,646)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $2,032 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	1,258,775		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	1,258,775		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(1,258,775)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At April 30, 2024, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,989,230 Class Y shares representing approximately 27.79% of the fund’s net assets.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Foreign Government Obligations and Securities of Supranational Entities Risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $11,098,312 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $2,650,386 of short-term capital losses and $8,447,926 of long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $9,152,664. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended April 30, 2024, the fund was charged $2,304 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2024 was approximately $72,527 with a related weighted average annualized interest rate of 6.39%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2023 through March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after March 1, 2025, the Adviser may terminate this expense limitation agreement at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, as a result of its investments

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $943 during the period ended April 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended April 30, 2024, the Distributor retained $42 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $347 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $5,059 and $116, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $2,066 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $369.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $16,344 pursuant to the custody agreement.

During the period ended April 30, 2024, the fund was charged $12,282 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $37,681, Distribution Plan fees of $57, Shareholder Services Plan fees of $877, Custodian fees of $12,000, Chief Compliance Officer fees of $4,228 and Transfer Agent fees of $1,031, which are offset against an expense reimbursement currently in effect in the amount of $756.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2024, amounted to $78,370,845 and $87,837,626, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2024 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at April 30, 2024 are set forth in the Statement of Investments. As of April 30, 2024, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2024 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2022, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2024 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,748,568	[1,2]	Interest rate risk	(1,231,646)	[1]
Foreign exchange risk	2,815,889	[3]	Foreign exchange risk	(684,001)	[3]
Gross fair value of derivative contracts	4,564,457			(1,915,647)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2024 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(1,512,980)		479,180		-		-		(1,033,800)
Foreign exchange	-		-		809,004		-		809,004
Credit	-		-		-		(47,541)		(47,541)
Total	(1,512,980)		479,180		809,004		(47,541)		(272,337)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements		Total
Interest rate	320,753		(10,054)		-		-		310,699
Foreign exchange	-		-		(735,566)		-		(735,566)
Total	320,753		(10,054)		(735,566)		-		(424,867)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2024, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,312,349	(1,231,646)
Options	436,219	-
Forward contracts	2,815,889	(684,001)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	4,564,457	(1,915,647)
Derivatives not subject to
Master Agreements	(1,748,568)	1,231,646
Total gross amount of assets
and liabilities subject to
Master Agreements	2,815,889	(684,001)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2024:

Counterparty	Gross Amount of Assets ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	[2]	Net Amount of Assets ($)
Barclays Capital, Inc.	27,202		(27,202)	-		-
CIBC World Markets Corp.	630,243		(75,112)	(555,131)		-
Citigroup Global Markets, Inc.	77,626		(2,943)	-		74,683
HSBC Securities (USA), Inc.	217,586		-	-		217,586
J.P. Morgan Securities LLC	192,135		(159,864)	-		32,271
RBS Securities, Inc.	384,564		(99,806)	-		284,758
State Street Bank & Trust Company	1,103,367		(207,494)	(895,873)		-
UBS Securities LLC	183,166		(58,220)	-		124,946
Total	2,815,889		(630,641)	(1,451,004)		734,244

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Counterparty	Gross Amount of Liabilities ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	[2]	Net Amount of Liabilities ($)
Barclays Capital, Inc.	(80,562)		27,202	-		(53,360)
CIBC World Markets Corp.	(75,112)		75,112	-		-
Citigroup Global Markets, Inc.	(2,943)		2,943	-		-
J.P. Morgan Securities LLC	(159,864)		159,864	-		-
RBS Securities, Inc.	(99,806)		99,806	-		-
State Street Bank & Trust Company	(207,494)		207,494	-		-
UBS Securities LLC	(58,220)		58,220	-		-
Total	(684,001)		630,641	-		(53,360)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the monthy average market value of derivatives outstanding during the period ended April 30, 2024:

Average Market Value ($)
Futures:
Interest Rate Futures Long	67,626,877
Interest Rate Futures Short	58,777,375
Options Contracts:
Interest Rate Purchased Options	152,142
Forward Contracts:
Forward Contracts Purchased in USD	21,400,909
Forward Contracts Sold in USD	102,609,783

The following table summarizes the monthy average notional value of swap agreements outstanding during the period ended April 30, 2024:

Average Notional Value ($)
Swap Agreements:
Credit Default Swap Buy Protection	645,675
Credit Default Swap Sell Protection	2,188,751

At April 30, 2024, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $4,395,404, consisting of $5,490,499 gross unrealized appreciation and $9,885,903 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers

ADDITIONAL INFORMATION (Unaudited) (continued)

or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

ADDITIONAL INFORMATION (Unaudited) (continued)

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on March 5-6, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and Sub-Investment Advisory Agreement, the “Agreements”) between NIM and Newton Investment Management North America (“NIMNA”), pursuant to which NIM may use the investment advisory personnel, resources and capabilities available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative credit focus funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative credit focus funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative credit focus funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for six of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor the fund’s performance and determined to approve the renewal of the Agreements only through September 30, 2024.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through September 30, 2024.

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For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

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The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6298SA0424

BNY Mellon Global Real Return Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by Portfolio Managers Aron Pataki and Andrew Warwick of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon Global Real Return Fund (the “fund”) produced a total return of 11.52% for Class A shares, 11.13% for Class C shares, 11.63% for Class I shares and 11.68% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), and the fund’s performance baseline benchmark, the USD 30-day Compounded SOFR, produced total returns of 2.74% and 2.62%, respectively, for the same period.2,3

Global equity and fixed-income markets gained ground as economic growth remained generally positive, inflation eased and central banks slowed or paused monetary tightening policies. The fund outperformed the Index, primarily due to the positive impact of equity exposure in the return-seeking core.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s sub-adviser, Newton Investment Management Limited, combines a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the sub-adviser considers key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Global Markets Benefit from Positive Inflation Trends

The initial few months of the reporting period were characterized by a cross-asset-class rally, fueled by a combination of downside surprises for inflation and a more dovish tone from central banks, culminating in a series of interest-rate cuts being priced in by markets. Among equities, the so-called “Magnificent 7” group of U.S.-based, mega-cap technology-related stocks initially turbocharged performance, although the rally broadened from the United States to other markets as the period progressed. Market strength was also seen in other market segments, with high yield spreads tightening, oil prices rising and a surge in the price of gold. Government bond yields retreated from multi-year highs early in the period, then

2

climbed again due to fears regarding persistent inflation. The U.S. dollar exhibited initial weakness before recovering strongly against other major G10 currencies, helped by the U.S. Federal Reserve’s decision to postpone U.S. rate cuts.

Equities, Derivatives and Other Positions Bolster Fund Returns

The fund’s return-seeking core largely drove outperformance, led by global equities positions and further augmented by upside exposure through derivatives. Top performers primarily included companies benefiting from excitement regarding artificial intelligence (“AI”), notably NVIDIA Corp., Taiwan Semiconductor Manufacturing Company Ltd. ADR, Amazon.com, Inc. and Lam Research, Corp. All other areas of the core, including alternatives, corporate bonds and emerging markets, further bolstered relative returns. Within the stabilizing layer, indirect hedges, government bonds and gold were positive. Exposure to U.S. Treasury securities benefited from attractive yield levels in a higher interest-rate environment, while gold was propelled higher by geopolitical uncertainty and the potential for policy error.

Derivative protection detracted most significantly from relative performance, representing a cost during a period of rapidly rising markets. However, we managed to minimize the drag on the fund’s returns by using put spreads as an effective way of optimizing the protection. In terms of individual equities, UK-based Rentokil Initial, PLC suffered from lackluster results related to its U.S. pest control business, while Finland-based fuel producer Neste SA suffered delays at some of its production sites. Shares in Hong Kong-listed life insurers AIA Group LTD and Prudential PLC were hurt by negative sentiment regarding China, although, in our opinion, the companies’ business models remained sound.

After holding a relatively high net-equity position through most of the period, we started to take some risk off the table in April 2024, given our view that the market rally was running out of steam. The fund’s net-equity exposure (including derivative protection and synthetic upside exposure) fell from 42.6% at the beginning of the period to 23.9% at the end of the period. On the physical equity front, we took profits in areas such as oil and gas, and AI-related stocks. We also closed much of the fund’s upside derivatives exposure. Within the stabilizing layer, we increased the level of direct protection through out-of-the-money put options. We reduced government bond duration in the light of higher inflation and increased gold exposure as a hedge against macroeconomic uncertainty.

Adopting a Cautious Position

We believe that, for the rest of 2024, markets are likely to face volatile and unpredictable conditions characterized by stubborn—albeit subdued—inflation, fears of an economic slowdown, changing interest-rate trends and geopolitical tensions. Speculation regarding whether a recession or a soft landing will occur could continue for some time, but for now, a soft landing appears the more likely outcome. However, an economic slowdown that increases unemployment remains a significant probability, due to the cumulative effects of higher rates and more elevated costs, which will gradually undermine investment and consumer spending.

As of April 30, 2024, the fund remains broadly diversified, with the largest allocation to global equities and the balance of the return-seeking core spread between alternatives, corporate bonds and emerging-markets debt. Of these, the smallest exposure is to

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

emerging-markets debt, given the potential negative impact of a strong U.S. dollar. Within the stabilizing layer, protection is at elevated levels, given the overstretched nature of the market rally, while government bond duration remains at the lower end of the spectrum, given concerns about sticky inflation. While the fund’s gold exposure increased during the period, it remains significantly lower than its previous peak in the aftermath of the pandemic.

May 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2025, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Secured Overnight Financing Rate (SOFR) Index measures the cumulative impact of compounding the SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of the SOFR. The SOFR Index value reflects the effect of compounding the SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods. Investors cannot invest directly in any index. Effective November 1, 2021, the fund’s designated performance baseline benchmark changed from USD 1-Month LIBOR to USD 30-day Compounded SOFR. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.05	$9.97	$4.74	$4.42
Ending value (after expenses)	$1,115.20	$1,111.30	$1,116.30	$1,116.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.77	$9.52	$4.52	$4.22
Ending value (after expenses)	$1,019.14	$1,015.42	$1,020.39	$1,020.69
†

Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .84% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

CONSOLIDATED STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 40.1%
Brazil - 1.6%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	11.23	7/1/2027	133,728,000	[b]	18,424,559
Hungary - .1%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	1,458,000		1,505,385
Indonesia - .8%
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	111,041,000,000		6,507,924
Indonesia, Bonds, Ser. FR96	IDR	7.00	2/15/2033	46,350,000,000		2,846,520
					9,354,444
Italy - 1.2%
Intesa Sanpaolo SpA, Sr. Notes		7.20	11/28/2033	7,961,000		8,322,790
UniCredit SpA, Jr. Sub. Notes	EUR	7.50	6/3/2026	4,422,000	[c]	4,857,784
					13,180,574
Luxembourg - .2%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	1,805,000		1,895,475
Mexico - 2.2%
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	354,560,000		18,353,524
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	7,055,000		6,839,755
					25,193,279
Netherlands - 4.1%
Merrill Lynch BV, Bank Gtd. Bonds		5.33	2/2/2026	44,303,300	[d]	47,537,978
Switzerland - .1%
Credit Suisse Group AG, Jr. Sub. Notes		5.25	2/11/2173	9,685,000	[c]	1,113,775
Credit Suisse Group AG, Jr. Sub. Notes		7.25	3/12/2173	2,650,000	[c]	304,750
					1,418,525
United Kingdom - 4.4%
HSBC Holdings PLC, Jr. Sub. Notes	EUR	4.75	7/4/2029	7,651,000	[c]	7,601,393
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	4,303,000		4,877,606
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000		8,303,724
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	5,728,000		7,054,656
United Kingdom Gilt, Bonds	GBP	4.25	9/7/2039	14,827,400		17,751,628
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	4,088,000		4,431,758
					50,020,765
United States - 25.4%
Ashtead Capital, Inc., Gtd. Notes		5.80	4/15/2034	890,000	[e]	866,606
Ball Corp., Gtd. Notes		2.88	8/15/2030	1,794,000	[f]	1,499,708
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.50	5/1/2026	2,289,000	[e]	2,244,578
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,431,544

6

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 40.1% (continued)
United States - 25.4% (continued)
Sprint LLC, Gtd. Notes	7.13	6/15/2024	3,786,000	3,791,478
U.S. Treasury Bonds	3.00	11/15/2045	32,423,300	24,207,286
U.S. Treasury Floating Rate Notes, (3 Month USBMMY +0.13%)	5.45	7/31/2025	27,000,000	[g] 27,013,421
U.S. Treasury Floating Rate Notes, (3 Month USBMMY +0.20%)	5.52	1/31/2025	172,003,600	[g] 172,207,359
U.S. Treasury Inflation Indexed Notes	1.25	4/15/2028	55,508,961	[h] 53,163,568
United Airlines, Inc., Sr. Scd. Notes	4.38	4/15/2026	1,224,000	[e] 1,178,472
				291,604,020
Total Bonds and Notes (cost $469,651,027)			460,135,004
Description			Shares	Value ($)
Common Stocks - 39.8%
Bermuda - .5%
RenaissanceRe Holdings Ltd.			26,257	5,756,847
Brazil - .5%
B3 SA - Brasil Bolsa Balcao			2,530,309	5,238,382
France - 1.1%
LVMH Moet Hennessy Louis Vuitton SE			3,037	2,444,713
Sanofi SA			106,881	10,538,084
				12,982,797
Germany - .8%
adidas AG			21,807	5,261,602
Rheinmetall AG			7,119	3,927,519
				9,189,121
Hong Kong - .7%
AIA Group Ltd.			894,600	6,560,093
Prudential PLC			198,104	1,723,862
				8,283,955
India - .9%
HDFC Bank Ltd.			583,459	10,628,440
Indonesia - .5%
Bank Mandiri Persero TBK Pt			13,582,000	5,732,496
Ireland - 1.1%
Ryanair Holdings PLC, ADR			32,410	4,414,242
Trane Technologies PLC			26,885	8,531,686
				12,945,928
Japan - .5%
Sony Group Corp.			60,900	5,030,475
Netherlands - 1.2%
ASML Holding NV			7,768	6,770,766
Universal Music Group NV			251,492	7,387,524
				14,158,290

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 39.8% (continued)
South Korea - .8%
Samsung Electronics Co. Ltd.	162,920		9,017,312
Spain - .5%
Amadeus IT Group SA	94,333		5,985,349
Switzerland - 2.9%
Alcon, Inc.	139,459	[f]	10,819,229
Lonza Group AG	17,526	[i]	9,704,001
Nestle SA	122,292		12,267,023
		32,790,253
Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	133,627		18,352,332
United Kingdom - 9.0%
3i Group PLC	171,112		6,098,807
AstraZeneca PLC	77,318		11,641,294
BAE Systems PLC	706,810		11,755,523
Diageo PLC	146,303		5,045,036
Informa PLC	577,590		5,706,267
Land Securities Group PLC	639,826		5,161,036
Reckitt Benckiser Group PLC	107,442		5,993,443
RELX PLC	332,887		13,694,566
Rolls-Royce Holdings PLC	693,620	[i]	3,567,254
Shell PLC	580,439		20,684,871
Unilever PLC	262,598		13,585,080
		102,933,177
United States - 17.2%
Alphabet, Inc., Cl. A	50,774		8,264,992
Amazon.com, Inc.	75,352	[i]	13,186,600
AMETEK, Inc.	29,556		5,162,251
Apple, Inc.	48,623		8,281,956
CME Group, Inc.	49,064		10,285,777
ConocoPhillips	71,380		8,966,756
Danaher Corp.	25,284		6,235,540
Deere & Co.	10,398		4,069,881
Dominion Energy, Inc.	149,138		7,603,055
Eli Lilly & Co.	18,029		14,082,452
Freeport-McMoRan, Inc.	95,438		4,766,174
Hubbell, Inc.	24,404		9,042,170
Lam Research Corp.	7,713		6,898,584
Linde PLC	31,158		13,739,432
Mastercard, Inc., Cl. A	11,124		5,019,149
Microsoft Corp.	67,798		26,395,795
Newmont Corp.	119,565		4,859,122
NVIDIA Corp.	18,168		15,697,515

8

Description				Shares		Value ($)
Common Stocks - 39.8% (continued)
United States - 17.2% (continued)
Phillips 66				32,789		4,695,713
Pinterest, Inc., Cl. A				105,447	[i]	3,527,202
The Goldman Sachs Group, Inc.				26,825		11,446,496
Zoetis, Inc.				34,734		5,531,042
					197,757,654
Total Common Stocks (cost $340,974,646)				456,782,808
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]
Options Purchased - 1.4%
Put Options - 1.4%
Euro Stoxx 50 Price EUR, Contracts 2,231	EUR	4,700	9/20/2024	104,857,000		2,235,687
Euro Stoxx 50 Price EUR, Contracts 2,231	EUR	4,800	6/21/2024	107,088,000		1,509,505
FTSE 100 Index, Contracts 573	GBP	7,700	12/20/2024	44,121,000		1,066,829
S&P 500 Index, Contracts 306		4,950	12/20/2024	151,470,000		4,261,050
S&P 500 Index, Contracts 1,048		4,350	9/20/2024	455,880,000		3,054,920
S&P 500 Index, Contracts 460		5,100	5/17/2024	234,600,000		4,219,580
Total Options Purchased (cost $27,373,371)				16,347,571

Exchange-Traded Funds - 4.2%
United States - 4.2%
Graniteshares Gold Trust				377,296	[i,j]	8,534,436
iShares Gold Trust				354,566	[i,j]	15,352,708
iShares MSCI India ETF				221,918	[i]	11,617,407
SPDR Gold Shares				61,127	[i,j]	12,950,977
Total Exchange-Traded Funds (cost $44,730,879)				48,455,528

Short-Term Investments - 3.5%
Mexico - 1.5%
Mexico Cetes, Treasury Bills, Ser. BI	MXN	11.30	10/3/2024	30,250,000	[b]	16,864,629
U.S. Government Securities
U.S. Treasury Bills		5.35	10/31/2024	24,000,000	[b]	23,371,090
Total Short-Term Investments (cost $40,387,047)				40,235,719
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 9.3%
Closed-end Investment Companies - 3.7%
Amedeo Air Four Plus Ltd.				1,869,830		892,360
Greencoat UK Wind PLC				8,504,400		14,856,353

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 9.3% (continued)
Closed-end Investment Companies - 3.7% (continued)
Riverstone Credit Opportunities Income PLC		3,871,998	3,668,718
The BioPharma Credit Fund PLC		15,635,958	[f] 13,715,631
The Renewables Infrastructure Group Ltd.		7,680,344	9,595,601
			42,728,663
Registered Investment Companies - 5.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5.41	63,959,186	[k] 63,959,186
Total Investment Companies (cost $114,167,771)		106,687,849

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $519,575)	5.41	519,575	[k] 519,575
Total Investments (cost $1,037,804,316)		98.4%	1,129,164,054
Cash and Receivables (Net)		1.6%	18,145,069
Net Assets		100.0%	1,147,309,123

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

USBMMY—U.S. Treasury Bill Money Market Yield

BRL—Brazilian Real

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security is a discount security. Income is recognized through the accretion of discount.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2024, these securities were valued at $4,289,656 or .37% of net assets.

f Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $497,007 and the value of the collateral was $519,657, consisting of cash collateral of $519,575 and U.S. Government & Agency securities valued at $82. In addition, the value of collateral may include pending sales that are also on loan.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

i Non-income producing security.

j These securities are wholly-owned by the Subsidiary referenced in Note 1.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

10

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	26.2
Investment Companies	13.5
Foreign Governmental	7.0
Diversified Financials	6.9
Health Care	6.0
Banks	5.3
Semiconductors & Semiconductor Equipment	4.2
Information Technology	3.1
Energy	3.0
Internet Software & Services	2.2
Commercial & Professional Services	1.8
Consumer Staples	1.7
Aerospace & Defense	1.7
Food Products	1.7
Options Purchased	1.4
Electronic Components	1.2
Insurance	1.2
Chemicals	1.2
Telecommunication Services	1.2
Consumer Discretionary	1.1
Metals & Mining	.8
Building Materials	.7
Technology Hardware & Equipment	.7
Media	.7
Consumer Durables & Apparel	.7
Utilities	.7
Financials	.5
Airlines	.5
Real Estate	.4
Beverage Products	.4
Industrial	.4
Advertising	.2
Materials	.1
98.4

† Based on net assets.

See notes to consolidated financial statements.

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - 5.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.6%	26,495,300	546,450,373	(508,986,487)	63,959,186	1,247,826
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	10,900,340	97,169,084	(107,549,849)	519,575	10,832	††
Total - 5.7%	37,395,640	643,619,457	(616,536,336)	64,478,761	1,258,658

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	142	6/6/2024	17,686,700[a]	17,728,945	42,245
Nikkei 225 Index	118	6/13/2024	29,634,422[a]	28,782,678	(851,744)
U.S. Treasury 2 Year Notes	994	6/28/2024	203,202,370	201,440,313	(1,762,057)
U.S. Treasury Long Bond	13	6/18/2024	1,547,015	1,479,563	(67,452)
Futures Short
Standard & Poor's 500 E-Mini	113	6/21/2024	28,803,730	28,628,550	175,180
U.S. Treasury 10 Year Notes	643	6/18/2024	69,470,198	69,082,313	387,885
Gross Unrealized Appreciation				605,310
Gross Unrealized Depreciation				(2,681,253)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

12

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Call Options:
ASML Holding NV, Contracts 44	800.00	6/21/2024	3,520,000	EUR	(283,525)
FTSE 100 Index, Contracts 573	8,500	12/20/2024	48,705,000	GBP	(1,417,663)
Shell PLC, Contracts 183	28.00	6/21/2024	5,124,000	GBP	(275,545)
Put Options:
Euro Stoxx 50 Price EUR, Contracts 2,231	4,400	9/20/2024	98,164,000	EUR	(1,090,463)
Euro Stoxx 50 Price EUR, Contracts 2,231	4,600	6/21/2024	102,626,000	EUR	(609,516)
Rheinmetall Ag, Contracts 65	460.00	6/21/2024	2,990,000	EUR	(59,587)
S&P 500 Index, Contracts 1,048	4,000	9/20/2024	419,200,000		(1,697,760)
S&P 500 Index, Contracts 306	4,550	12/20/2024	139,230,000		(2,431,476)
S&P 500 Index, Contracts 460	5,025	5/17/2024	231,150,000		(2,622,000)
U.S Treasury 10 Year June Future, Contracts 271	109.50	5/24/2024	29,674,500		(601,281)
U.S Treasury Bond June Future, Contracts 265	118.00	5/24/2024	31,270,000		(1,171,798)
Total Options Written (premiums received $18,235,043)					(12,260,614)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Hong Kong Dollar	191,553,158	United States Dollar	24,551,056	5/16/2024	(51,234)
Euro	15,219,762	Japanese Yen	2,526,122,758	6/14/2024	145,020
United States Dollar	11,440,726	Indonesian Rupiah	181,518,555,677	7/18/2024	299,073
CIBC World Markets Corp.
Swiss Franc	216,977	United States Dollar	248,339	5/16/2024	(11,879)

13

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp. (continued)
United States Dollar	30,438,179	Swiss Franc	26,370,034	5/16/2024	1,700,345
British Pound	12,128,917	United States Dollar	15,083,698	7/18/2024	78,595
Citigroup Global Markets, Inc.
British Pound	3,874,509	United States Dollar	4,862,106	7/18/2024	(18,603)
United States Dollar	2,253,978	British Pound	1,806,404	7/18/2024	(4,198)
Euro	4,796,205	United States Dollar	5,135,714	7/18/2024	494
J.P. Morgan Securities LLC
Euro	4,329,166	Japanese Yen	704,488,116	6/14/2024	130,961
RBS Securities, Inc.
United States Dollar	5,185,500	Euro	4,813,450	7/18/2024	30,825
United States Dollar	180,379,749	British Pound	142,097,144	7/18/2024	2,744,881
Swiss Franc	646,599	United States Dollar	710,977	5/16/2024	(6,319)
State Street Bank and Trust Company
Euro	10,273,990	Japanese Yen	1,649,914,825	6/14/2024	451,116
Japanese Yen	6,154,986,517	Euro	38,177,894	6/14/2024	(1,523,473)
Euro	3,186,826	United States Dollar	3,426,835	7/18/2024	(14,095)
United States Dollar	122,938,675	Euro	112,836,053	7/18/2024	2,103,673
Hong Kong Dollar	12,265,777	United States Dollar	1,570,970	5/16/2024	(2,166)
Swiss Franc	928,524	United States Dollar	1,020,447	5/16/2024	(8,550)
UBS Securities LLC
Swiss Franc	3,919,697	United States Dollar	4,469,745	5/16/2024	(198,093)
Gross Unrealized Appreciation					7,684,983
Gross Unrealized Depreciation					(1,838,610)

See notes to consolidated financial statements.

14

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
USD - GSVISK2S at Maturity	USD Maturity Fixed at 0.00%	Goldman Sachs & Co. LLC	2/28/25	89,802,585	2,850,409
USD - BXIINIM3 Index at Maturity	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	11/25/24	79,882,373	115,229
USD - BXIINIF3 Index at Maturity	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	12/6/24	82,257,702	2,398,516
USD - CIEQVHG4 Index at Maturity	USD 6 Month Fixed at 0.00%	Citigroup Global Markets, Inc.	1/5/25	35,388,925	800,222
USD - GSVISK2S at Maturity	USD - FEDL01 5.33 % at Maturity	Goldman Sachs & Co. LLC	3/9/26	39,046,536	1,132,447
Gross Unrealized Appreciation					7,296,823

USD—United States Dollar

BXIINIM3—Barclays NIM3 Index

BXIINIF3—Barclays NIF3 Index

GSVISK2S—GS Systematic Skew US Series 2S Excess Return Strategy

FEDL01—Effective Federal Funds Rate

See notes to consolidated financial statements.

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional		Index (%)
Barclays NIF3 Index
S&P 500 Variance Swap	26/04/2024	3/5/2024	14.72	165,906	USD	100%
Barclays NIM3 Index
S&P 500 Variance Swap	29/04/2024	6/5/2024	13.82	219,193	USD	100%

See notes to consolidated financial statements.

Custom Basket
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
CIEQVHG4
Cash:
USD			138,311,794	138,387,985	391.0%
Equity:
Ishares Iboxx $ High Yield Corporate Bond Etf			(1,298,678)	(99,076,106)	-280.0%

15

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Custom Basket (continued)
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
CIEQVHG4 (continued)
Options:
Ishares Iboxx $ High Yield Corporate Bond Etf Call	76	5/17/2024	(31,165)	(16,362)	0.0%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	77	5/17/2024	(751,410)	(101,440)	-0.3%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	78	5/17/2024	(554,522)	(10,981)	0.0%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	79	5/17/2024	(43,141)	(66)	0.0%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	75	5/17/2024	(31,165)	(4,309)	0.0%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	76	5/17/2024	(1,152,247)	(532,955)	-1.5%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	77	5/17/2024	(262,896)	(241,864)	-0.7%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	76	6/21/2024	(38,299)	(34,743)	-0.1%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	77	6/21/2024	(436,060)	(148,604)	-0.4%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	78	6/21/2024	(884,333)	(74,398)	-0.2%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	75	6/21/2024	(33,768)	(13,890)	0.0%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	76	6/21/2024	(817,080)	(584,212)	-1.7%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	77	6/21/2024	(507,843)	(710,578)	-2.0%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	75	7/19/2024	(53,849)	(71,201)	-0.2%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	76	7/19/2024	(342,195)	(259,663)	-0.7%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	77	7/19/2024	(515,443)	(174,395)	-0.5%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	78	7/19/2024	(84,925)	(6,872)	0.0%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	74	7/19/2024	(106,863)	(36,705)	-0.1%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	75	7/19/2024	(497,703)	(319,773)	-0.9%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	76	7/19/2024	(363,042)	(387,487)	-1.1%
Ishares Iboxx $ High Yield Corporate Bond Etf Put	77	7/19/2024	(28,805)	(47,100)	-0.1%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	76	8/16/2024	(27,395)	(25,160)	-0.1%
Ishares Iboxx $ High Yield Corporate Bond Etf Call	77	8/16/2024	(59,513)	(33,722)	-0.1%

16

Custom Basket (continued)
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
Options: (continued)
Ishares Iboxx $ High Yield Corporate Bond Etf Put	75	8/16/2024	(86,908)	(86,474)	-0.2%
Total Basket Value				35,388,925

See notes to consolidated financial statements.

17

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $497,007)—Note 1(c):
Unaffiliated issuers	973,325,555	1,064,685,293
Affiliated issuers	64,478,761	64,478,761
Cash		138,420
Cash denominated in foreign currency	10,427,396	10,400,277
Receivable for investment securities sold		15,660,585
Cash collateral held by broker—Note 4		13,677,097
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		7,684,983
Unrealized appreciation on over-the-counter swap agreements—Note 4		7,296,823
Dividends, interest and securities lending income receivable		4,116,102
Tax reclaim receivable—Note 1(b)		3,003,176
Receivable for futures variation margin—Note 4		760,321
Receivable for shares of Common Stock subscribed		218,095
Prepaid expenses		129,510
		1,192,249,443
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		871,805
Payable for investment securities purchased		27,020,453
Outstanding options written, at value (premiums received $18,235,043)—Note 4		12,260,614
Payable for shares of Common Stock redeemed		2,185,340
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,838,610
Liability for securities on loan—Note 1(c)		519,575
Directors’ fees and expenses payable		24,330
Interest payable—Note 2		907
Other accrued expenses		218,686
		44,940,320
Net Assets ($)		1,147,309,123
Composition of Net Assets ($):
Paid-in capital		1,184,242,702
Total distributable earnings (loss)		(36,933,579)
Net Assets ($)		1,147,309,123

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	33,814,206	17,421,875	772,719,048	323,353,994
Shares Outstanding	2,196,420	1,178,458	49,989,965	20,908,782
Net Asset Value Per Share ($)	15.40	14.78	15.46	15.46

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Interest (net of $34,250 foreign taxes withheld at source)	19,318,687
Dividends (net of $263,193 foreign taxes withheld at source):
Unaffiliated issuers	8,668,991
Affiliated issuers	1,247,826
Income from securities lending—Note 1(c)	10,832
Total Income	29,246,336
Expenses:
Management fee—Note 3(a)	4,963,491
Shareholder servicing costs—Note 3(c)	540,083
Professional fees	145,310
Custodian fees—Note 3(c)	136,602
Prospectus and shareholders’ reports	121,026
Subsidiary management fees—Note 3(a)	93,256
Distribution fees—Note 3(b)	70,953
Directors’ fees and expenses—Note 3(d)	66,959
Registration fees	52,549
Chief Compliance Officer fees—Note 3(c)	12,876
Interest expense—Note 2	12,585
Loan commitment fees—Note 2	10,389
Miscellaneous	24,337
Total Expenses	6,250,416
Less—reduction in expenses due to undertaking—Note 3(a)	(261,546)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,376)
Net Expenses	5,987,494
Net Investment Income	23,258,842
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	38,575,201
Net realized gain (loss) on futures	18,075,959
Net realized gain (loss) on options transactions	(2,706,157)
Net realized gain (loss) on forward foreign currency exchange contracts	(16,463,877)
Net realized gain (loss) on swap agreements	20,086,707
Net realized gain (loss) on foreign capital gains tax	(63,850)
Net Realized Gain (Loss)	57,503,983
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	90,252,968
Net change in unrealized appreciation (depreciation) on futures	4,816,434
Net change in unrealized appreciation (depreciation) on options transactions	(3,335,749)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,706,829
Net change in unrealized appreciation (depreciation) on swap agreements	(13,153,058)
Net Change in Unrealized Appreciation (Depreciation)	81,287,424
Net Realized and Unrealized Gain (Loss) on Investments	138,791,407
Net Increase in Net Assets Resulting from Operations	162,050,249

See notes to consolidated financial statements.

19

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	23,258,842	68,603,679
Net realized gain (loss) on investments	57,503,983	(305,147,083)
Net change in unrealized appreciation (depreciation) on investments	81,287,424	204,239,705
Net Increase (Decrease) in Net Assets Resulting from Operations	162,050,249	(32,303,699)
Distributions ($):
Distributions to shareholders:
Class A	-	(4,931,732)
Class C	-	(2,434,550)
Class I	(1,336,338)	(209,226,542)
Class Y	(1,323,999)	(75,411,787)
Total Distributions	(2,660,337)	(292,004,611)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,296,974	14,102,843
Class C	252,666	1,073,354
Class I	76,210,962	426,763,945
Class Y	12,022,649	97,790,600
Distributions reinvested:
Class A	-	4,522,247
Class C	-	2,093,911
Class I	1,248,689	194,153,021
Class Y	655,110	27,974,458
Cost of shares redeemed:
Class A	(7,538,610)	(45,993,737)
Class C	(4,663,935)	(11,124,821)
Class I	(444,346,970)	(1,838,137,110)
Class Y	(266,387,014)	(444,161,146)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(629,249,479)	(1,570,942,435)
Total Increase (Decrease) in Net Assets	(469,859,567)	(1,895,250,745)
Net Assets ($):
Beginning of Period	1,617,168,690	3,512,419,435
End of Period	1,147,309,123	1,617,168,690

20

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Capital Share Transactions (Shares):
Class A
Shares sold	222,014	963,142
Shares issued for distributions reinvested	-	310,594
Shares redeemed	(502,479)	(3,109,483)
Net Increase (Decrease) in Shares Outstanding	(280,465)	(1,835,747)
Class C
Shares sold	17,614	75,248
Shares issued for distributions reinvested	-	148,189
Shares redeemed	(324,923)	(791,638)
Net Increase (Decrease) in Shares Outstanding	(307,309)	(568,201)
Class Ia
Shares sold	5,103,608	28,742,314
Shares issued for distributions reinvested	83,580	13,298,152
Shares redeemed	(29,940,791)	(125,561,264)
Net Increase (Decrease) in Shares Outstanding	(24,753,603)	(83,520,798)
Class Ya
Shares sold	799,985	6,662,912
Shares issued for distributions reinvested	43,849	1,913,438
Shares redeemed	(18,054,113)	(30,000,029)
Net Increase (Decrease) in Shares Outstanding	(17,210,279)	(21,423,679)

[a]

During the period ended April 30, 2024, 331,764 Class Y shares representing $4,916,736 were exchanged for 332,203 Class I shares and during the period ended October 31, 2023, 574,542 Class Y shares representing $8,588,094 were exchanged for 575,714 Class I shares.

See notes to consolidated financial statements.

21

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

Six Months Ended
	April 30, 2024	Year Ended October 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.78	15.60	17.62	15.56	15.37	14.32
Investment Operations:
Net investment income[a]	.26	.35	.13	.11	.17	.23
Net realized and unrealized gain (loss) on investments	1.36	(.82)	(1.89)	2.15	.35	1.29
Total from Investment Operations	1.62	(.47)	(1.76)	2.26	.52	1.52
Distributions:
Dividends from net investment income	-	(1.35)	(.26)	(.20)	(.33)	(.47)
Net asset value, end of period	15.40	13.78	15.60	17.62	15.56	15.37
Total Return (%)[b]	11.52[c]	(3.39)	(10.16)	14.60	3.42	10.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[d,e]	1.16[e]	1.11[e]	1.15[e]	1.21	1.12
Ratio of net expenses to average net assets[f]	1.15[d,e]	1.13[e]	1.09[e]	1.10[e]	1.12	1.11
Ratio of net investment income to average net assets	3.27[d,e]	2.38[e]	.77[e]	.66[e]	1.11	1.59
Portfolio Turnover Rate	71.24[c]	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	33,814	34,135	67,259	73,055	40,929	35,843

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

f Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

22

Six Months Ended
	April 30, 2024	Year Ended October 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.28	15.06	17.04	15.06	14.89	13.87
Investment Operations:
Net investment income (loss)[a]	.18	.23	(.01)	(.02)	.05	.12
Net realized and unrealized gain (loss) on investments	1.32	(.78)	(1.83)	2.08	.33	1.26
Total from Investment Operations	1.50	(.55)	(1.84)	2.06	.38	1.38
Distributions:
Dividends from net investment income	-	(1.23)	(.14)	(.08)	(.21)	(.36)
Net asset value, end of period	14.78	13.28	15.06	17.04	15.06	14.89
Total Return (%)[b]	11.13[c]	(4.17)	(10.84)	13.72	2.57	10.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d,e]	1.94[e]	1.89[e]	1.93[e]	1.99	1.91
Ratio of net expenses to average net assets[f]	1.90[d,e]	1.90[e]	1.87[e]	1.88[e]	1.90	1.90
Ratio of net investment income (loss) to average net assets	2.52[d,e]	1.61[e]	(.03)[e]	(.12)[e]	.34	.84
Portfolio Turnover Rate	71.24[c]	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	17,422	19,737	30,939	37,947	27,814	27,817

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

f Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2024		Year Ended October 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.84	15.67	17.69	15.62	15.42	14.36
Investment Operations:
Net investment income[a]	.26	.38	.16	.15	.20	.27
Net realized and unrealized gain (loss) on investments	1.38	(.81)	(1.89)	2.15	.36	1.30
Total from Investment Operations	1.64	(.43)	(1.73)	2.30	.56	1.57
Distributions:
Dividends from net investment income	(.02)	(1.40)	(.29)	(.23)	(.36)	(.51)
Net asset value, end of period	15.46	13.84	15.67	17.69	15.62	15.42
Total Return (%)	11.63[b]	(3.17)	(9.97)	14.83	3.65	11.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c,d]	.94[d]	.90[d]	.94[d]	1.00	.92
Ratio of net expenses to average net assets[e]	.90[c,d]	.90[d]	.88[d]	.89[d]	.90	.90
Ratio of net investment income to average net assets	3.52[c,d]	2.60[d]	.97[d]	.86[d]	1.34	1.82
Portfolio Turnover Rate	71.24[b]	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	772,719	1,034,484	2,479,355	2,667,773	1,939,181	1,560,814

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

24

Six Months Ended
April 30, 2024		Year Ended October 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.87	15.70	17.73	15.64	15.45	14.39
Investment Operations:
Net investment income[a]	.26	.40	.18	.17	.22	.29
Net realized and unrealized gain (loss) on investments	1.38	(.82)	(1.91)	2.16	.34	1.29
Total from Investment Operations	1.64	(.42)	(1.73)	2.33	.56	1.58
Distributions:
Dividends from net investment income	(.05)	(1.41)	(.30)	(.24)	(.37)	(.52)
Net asset value, end of period	15.46	13.87	15.70	17.73	15.64	15.45
Total Return (%)	11.68[b]	(3.12)	(9.87)	15.03	3.66	11.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c,d]	.84[d]	.81[d]	.84[d]	.89	.81
Ratio of net expenses to average net assets[e]	.84[c,d]	.81[d]	.79[d]	.79[d]	.81	.80
Ratio of net investment income to average net assets	3.58[c,d]	2.71[d]	1.07[d]	.97[d]	1.44	1.92
Portfolio Turnover Rate	71.24[b]	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	323,354	528,812	934,867	1,014,628	877,533	1,259,436

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser. NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America. LLC (“NIMNA”), which enables NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2024:

26

Subsidiary Activity
Consolidated Fund Net Assets ($)	1,147,309,123
Subsidiary Percentage of Fund Net Assets	3.22%
Subsidiary Financial Statement Information ($)
Total Assets	36,979,346
Total Liabilities	35,515
Net Assets	36,945,831
Total Income	-
Total Expenses	111,081
Net Investment (Loss)	(111,081)
Net Realized Gain (Loss)	1,142,577
Net Change in Unrealized Appreciation (Depreciation)	2,619,988
Net Realized and Unrealized Gain (Loss) on Investments	3,762,565
Net Increase in Net Assets Resulting from Operations	3,651,484

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue 550 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (255 million shares authorized) and Class Y (205 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

28

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options, are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities and exchanged-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Swaps agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

30

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	119,659,215		-	119,659,215
Equity Securities - Common Stocks	250,870,372	205,912,436	††	-	456,782,808
Exchange-Traded Funds	48,455,528	-		-	48,455,528
Foreign Governmental	-	80,748,784		-	80,748,784
Investment Companies	64,478,761	42,728,663	††	-	107,207,424
U.S. Treasury Securities	-	299,962,724		-	299,962,724
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	7,684,983		-	7,684,983
Futures†††	605,310	-		-	605,310
Options Purchased	16,347,571	-		-	16,347,571
Swap Agreements†††	-	7,296,823		-	7,296,823
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(1,838,610)		-	(1,838,610)
Futures†††	(2,681,253)	-		-	(2,681,253)
Options Written	(12,260,614)	-		-	(12,260,614)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Consolidated Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned

32

securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $1,477 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Consolidated Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Consolidated Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	497,007		-
Total gross amount of assets and liabilities in the Consolidated Statement of Assets and Liabilities	497,007		-
Collateral (received)/posted not offset in the Consolidated Statement of Assets and Liabilities	(497,007)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s

34

share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $168,213,715 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $161,958,147 of short-term capital losses and $6,255,568 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $292,004,611. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended April 30, 2024, the fund was charged $12,585 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2024 was approximately $396,154 with a related weighted average annualized interest rate of 6.39%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to

36

the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $93,256 during the period ended April 30, 2024.

The Adviser has also contractually agreed, from November 1, 2023 through March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2025, the Adviser may terminate this expense limitation agreement at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $168,290 during the period ended April 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2024, the Distributor retained $182 from commissions earned on sales of the fund’s Class A shares and $400 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $70,953 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

$43,992 and $23,651, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $5,787 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $1,376.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $136,602 pursuant to the custody agreement.

During the period ended April 30, 2024, the fund was charged $12,876 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $722,478, Subsidiary management fee of $23,021, Distribution Plan fees of $10,999, Shareholder Services Plan fees of $10,791, Custodian fees of $130,250, Chief Compliance Officer fees of $4,922 and Transfer Agent fees of $2,855, which are offset against an expense reimbursement currently in effect in the amount of $33,511.

38

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swaps agreements, during the period ended April 30, 2024, amounted to $462,490,690 and $951,678,743, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2024 are set forth in the Consolidated Statement of Investment.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk and interest rate risk or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if

40

any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at April 30, 2024 are set forth in the Consolidated Statements of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2024 are set forth in the Consolidated Statement of Investment.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at April 30, 2024 are set forth in the Consolidated Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2024 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	430,130	[1]	Interest rate risk	(3,602,588)	[1,2]
Equity risk	23,819,574	[1,3,4]	Equity risk	(11,339,279)	[1,2]
Foreign exchange risk	7,684,983	[5]	Foreign exchange risk	(1,838,610)	[5]
Gross fair value of derivative contracts	31,934,687			(16,780,477)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Investments, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Outstanding options written, at value.
[3]			Unrealized appreciation (depreciation) on swap agreements.
[4]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[5]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

42

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2024 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(4,744,651)		1,444,170		-		-		(3,300,481)
Equity	22,820,610		(3,473,906)		-		20,086,707		39,433,411
Foreign exchange	-		(676,421)		(16,463,877)		-		(17,140,298)
Total	18,075,959		(2,706,157)		(16,463,877)		20,086,707		18,992,632

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	5,520,401		(532,990)		-		-		4,987,411
Equity	(703,967)		(2,802,759)		-		(13,153,058)		(16,659,784)
Foreign exchange	-		-		2,706,829		-		2,706,829
Total	4,816,434		(3,335,749)		2,706,829		(13,153,058)		(8,965,544)

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2024, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	605,310	(2,681,253)
Options	16,347,571	(12,260,614)
Forward contracts	7,684,983	(1,838,610)
Swaps	7,296,823	-
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	31,934,687	(16,780,477)
Derivatives not subject to
Master Agreements	(16,952,881)	14,941,867
Total gross amount of assets
and liabilities subject to
Master Agreements	14,981,806	(1,838,610)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2024:

Counterparty	Gross Amount of Assets ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	[2]	Net Amount of Assets ($)
Barclays Capital, Inc.	2,957,838		(51,234)	(2,906,604)		-
CIBC World Markets Corp.	1,778,940		(11,879)	(1,500,000)		267,061
Citigroup Global Markets, Inc.	800,716		(22,801)	(777,915)		-
Goldman Sachs & Co. LLC	3,982,856		-	(3,780,000)		202,856
J.P. Morgan Securities LLC	130,961		-	-		130,961
RBS Securities, Inc.	2,775,706		(6,319)	(2,769,387)		-
State Street Bank & Trust Company	2,554,789		(1,548,284)	(900,000)		106,505
Total	14,981,806		(1,640,517)	(12,633,906)		707,383

44

Counterparty	Gross Amount of Liabilities ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	[2]	Net Amount of Liabilities ($)
Barclays Capital, Inc.	(51,234)		51,234	-		-
CIBC World Markets Corp.	(11,879)		11,879	-		-
Citigroup Global Markets, Inc.	(22,801)		22,801	-		-
RBS Securities, Inc.	(6,319)		6,319	-		-
State Street Bank & Trust Company	(1,548,284)		1,548,284	-		-
UBS Securities LLC	(198,093)		-	198,093		-
Total	(1,838,610)		1,640,517	198,093		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the monthy average market value of derivatives outstanding during the period ended April 30, 2024:

Average Market Value ($)
Futures:
Equity Futures Long	127,133,930
Equity Futures Short	4,089,793
Interest Rate Futures Long	206,848,989
Interest Rate Futures Short	9,868,902
Options Contracts:
Equity Purchased Options	17,933,177
Equity Written Options	9,399,494
Interest Rate Written Options	515,728
Foreign Currency Purchased Options	643,082
Foreign Currency Written Options	257,671
Forward Contracts:
Forward Contracts Purchased in USD	188,486,953
Forward Contracts Sold in USD	569,721,478

The following table summarizes the monthy average notional value of swap agreements outstanding during the period ended April 30, 2024:

Average Notional Value ($)
Swap Agreements:
Equity Total Return Swap Pays Fixed Rate	277,670,718

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2024, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $108,401,420 consisting of $156,880,536 gross unrealized appreciation and $48,479,116 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

46

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

47

ADDITIONAL INFORMATION (Unaudited) (continued)

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future

48

purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

49

ADDITIONAL INFORMATION (Unaudited) (continued)

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

50

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

51

ADDITIONAL INFORMATION (Unaudited) (continued)

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

52

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on March 5-6, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and Sub-Investment Advisory Agreement, the “Agreements”) between NIM and Newton Investment Management North America, LLC (“NIMNA”), pursuant to which NIM may use the investment advisory personnel, resources and capabilities available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund (the “Subsidiary”) that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities. The Subsidiary has the same investment objective, investment adviser and sub-adviser as the fund, although the Subsidiary’s agreements with the Adviser and the Sub-Adviser are not subject to approval by the Board. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional absolute-return funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional absolute-return funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional absolute-return funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the five-year period when the fund’s total return performance was at the median and the ten-year period when the fund’s total return performance was above the median, and was below the Performance Universe medians for all periods, except for the five- and ten-year periods when the fund’s total return performance was above the Performance Universe median. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement

54

in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets. Additionally, the Adviser has contractually agreed, for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the Subsidiary.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor the fund’s performance and determined to approve renewal of the Agreements only through September 30, 2024.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

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In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through September 30, 2024.

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For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6278SA0424

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 21, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)